UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23615

JOHCM Funds Trust

(Exact name of registrant as specified in charter)

53 State Street, 13th Floor

Boston, Massachusetts 02109

(Address of principal executive offices) (Zip code)

Mary Lomasney

53 State Street, 13th Floor

Boston, Massachusetts 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 933-0712

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT

SEPTEMBER 30, 2021

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

JOHCM FUNDS TRUST

TABLE OF CONTENTS

September 30, 2021

JOHCM FUNDS TRUST

SHAREHOLDER LETTER

September 30, 2021 (Unaudited)

DEAR SHAREHOLDER:

I am pleased to present the inaugural JOHCM Funds Trust Annual Report for the 12-months ended September 30, 2021. As you are aware, and thanks to your approval, the JOHCM Funds were reorganized into JOHCM Funds Trust in July. We believe the reorganizations were in the best interests of shareholders by providing each fund with oversight by a dedicated board of trustees with responsibility for a smaller number of funds. It also allowed us to directly engage with key third party service providers and negotiate lower fees for the services they perform. As part of our ongoing commitment to shareholders, JOHCM also agreed to lower the contractual expense limitations for each of the JOHCM Funds. We believe the reorganizations are a natural progression for the JOHCM Funds as assets have grown by 25% year over year to $14.6B and better position JOHCM to be able to capitalize on new opportunities to expand our product range to better serve our shareholders.

In light of the above and in line with our strategic priorities, JOHCM’s parent company, Pendal Group Limited, closed on the acquisition of Thompson, Siegel and Walmsley (“TSW”) on July 22nd. TSW is a Richmond, Virginia based value-oriented investment manager with over 50 years of operating history, and $23.9B in assets under management. TSW’s strategy range includes International and Domestic equity, as well as Multi-Asset and Fixed Income capabilities. This strategic acquisition significantly broadens the range of investment solutions that we can offer to clients across the U.S. market. As complementary businesses with almost no overlap of investment strategies, we will be better placed to take advantage of the growth opportunities we see in the U.S. market.

Since the TSW acquisition, we have been focused on bringing select TSW strategies to market under JOHCM Funds Trust. The first step in this product evolution was the launch of the TSW High Yield Bond Fund in late October. In addition, we expect to launch the TSW Emerging Markets Fund by year-end. We also expect, subject to shareholder approval, to reorganize the existing TS&W Equity Portfolio (Large Cap Value) into a newly established fund of JOHCM Funds Trust in December 2021. These new TSW branded funds, in conjunction with the August launch of our first fund under the Regnan brand - Regnan Global Equity Impact Solutions, which focuses on responsible investing solutions, will provide an enhanced product range to help clients meet the challenges of an ever-evolving investment landscape.

i

JOHCM FUNDS TRUST

SHAREHOLDER LETTER

September 30, 2021 (Unaudited)

Our success is ultimately determined by our ability to attract, develop and retain the very best talent. Many of our fund managers are regarded as thought leaders within our industry. We actively recruit investment talent with deep expertise and a strong sense of conviction, and we deliberately create an environment of independence and autonomy in which they can thrive. Our investment teams are supported by dedicated and highly experienced specialists across our business who share the same commitment to excellence and a “can do” mindset.

As we look to the future, we will be focused on the delivery of our core principles. We are a company that is talent-led, defined by conviction, and deeply connected with our clients. We have a spirit of entrepreneurialism that compels us to grow, build and to seek opportunity. Our commitment to delivering consistent performance and a superior experience for our clients has been, and will continue to be, our ongoing priority.

We thank you for the trust and confidence you place in us by choosing to invest in the JOHCM Funds.

Respectfully submitted,

Nicholas Good
Chairman of the Board of Trustees

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

JOHCM Credit Income Fund

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from August 17, 2020 to September 30, 2021

Average Annual Total Returns as of September 30, 2021

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Institutional Shares	5.42%	5.27%	1.99%	0.58%
Advisor Shares	4.54%	4.37%	2.09%	0.68%
Bloomberg U.S. Aggregate Bond Index	(0.90%)	(1.03%)	-	-
I.C.E. BofAML BB-B Global High Yield Constrained Index	8.37%	7.62%	-	-

Data as of September 30, 2021. The Fund’s performance reflects the performance of the predecessor JOHCM Credit Income Fund of the Advisers Investment Trust for periods prior to the reorganization into the JOHCM Funds Trust on July 19, 2021. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares and Advisor Shares of the Fund commenced operations on July 19, 2021. Historical performance for Institutional Shares and Advisor Shares prior to their inception is based on performance of predecessor share classes of the JOHCM Credit Income Fund of the Advisers Investment Trust.

Historical performance for Advisor Shares prior to its inception is based on the performance of the Class I Shares predecessor share class. Class I Shares predecessor share class performance is based on performance of the Institutional Shares predecessor share class prior to the Class I Shares predecessor share class inception date. Performance of the Class I Shares predecessor share class was adjusted to reflect differences in expense.

* Expense ratios are per the most recent Fund Prospectus dated February 12, 2021, as revised July 19, 2021. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until June 30, 2022.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmarks for performance comparison purposes are the: Bloomberg US Aggregate Bond Index and the I.C.E. BofAML BB-B Global High Yield Constrained Index. The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The I.C.E. BofAML BB-B Global High Yield Constrained Index contains all securities in The I.C.E. BofAML Global High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. The table reflects the theoretical reinvestment of dividends on securities in the indices. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the indices calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

The Fund aims to preserve capital and deliver returns through a combination of income and modest capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed income securities across a wide range of maturities. The securities can include investment grade corporate debt, high yield securities, convertible bonds (including contingent convertible bonds), preferred stock, floating-rate debt, collateralized debt, municipal debt, foreign debt (including emerging markets), commercial paper, loans and loan participations. The Fund may also invest up to 10% of its net assets in dividend paying equities of companies of any size.

Performance

The Fund’s Institutional share class returned 5.42% for the 12-month period to September 30, 2021. Inflation fears and the Federal Reserve response function were the primary topic in markets for much of the year. Federal Reserve Bank Governors, CEOs, and investors alike have weighed in on the shades of meaning of the word “transitory”. One thing is certain, transitory inflation looks like persistent inflation until it wanes. With the tapering timeline now clearer, the open question is when the Federal Reserve will begin raising rates. We have seen increasing focus on the disfunction of our once tightly orchestrated logistics chain. The problems do not just stem from restarting a supply chain that was shut down during the pandemic – though there are clearly periodic areas globally where COVID causes delays as we have recently seen in Vietnam – but inbound containers at ports like Los Angeles and Long Beach are nearly 20% higher than during similar periods of 2019.

The top performers over the period were Innoviva convertible bonds, Kraft Heinz Food long dated bonds and Eagle Point. On the flip side, Fastly convertible bonds, Spotify and Twitter were the main laggards.

In terms of our outlook, our base case remains as follows, but we are vigilant for disconfirming evidence:

•	The reflationary regime continues
•	Interest rates continue to normalize
•	The Fed will begin to taper its quantitative easing measures on schedule, but will continue to distance itself from the threat of rate increases
•	Supply chain-based shortages are likely to get worse before they get better, but a persistent consumer will find a way to fight through the disruption to spend strongly on the holidays.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

JOHCM Emerging Markets Opportunities Fund

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from November 20, 2012 to September 30, 2021

Average Annual Total Returns as of September 30, 2021

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Institutional Shares	18.70%	7.80%	5.70%	1.04%	1.04%
Advisor Shares	18.64%	7.69%	5.61%	1.12%	1.12%
Investor Shares	18.42%	7.54%	5.47%	1.27%	1.27%
MSCI Emerging Markets Index	18.20%	9.23%	5.28%	-	-

Data as of September 30, 2021. The Fund’s performance reflects the performance of the predecessor JOHCM Emerging Markets Opportunities Fund of the Advisers Investment Trust and the predecessor JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Fund for periods prior to the reorganization into the JOHCM Funds Trust on July 19, 2021. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares, Advisor Shares, and Investor Shares of the Fund commenced operations on July 19, 2021. Historical performance for Institutional Shares, Advisor Shares, and Investor Shares prior to their inception is based on performance of predecessor share classes of the predecessor JOHCM Emerging Markets Opportunities Fund of the Advisers Investment Trust and the predecessor JOHCM Emerging Markets Opportunities Fund of the Scotia Institutional Fund.

Historical performance for Investor Shares prior to its inception is based on the performance of the Class II Shares predecessor share class. Class II Shares predecessor share class performance is based on performance of the Class I Shares predecessor share class, the share class most similar to the Class II Shares predecessor share class, prior to the Class II Shares predecessor share class inception date. Performance of the Class II Shares predecessor share class was adjusted to reflect differences in expense.

* Expense ratios are per the most recent Fund Prospectus dated February 12, 2021, as revised July 19, 2021. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until June 30, 2022.

v

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

The Fund seeks to outperform its benchmark through a combination of top-down (country level) and bottom-up (stock level) active positions. The fund managers believe in the importance of understanding the investment drivers and risks at the country level. They believe in only investing in companies that benefit from the top-down environment that they can foresee. The Fund buys quality growth stocks at attractive valuations leading to a focused portfolio of 40-60 emerging markets stocks.

Performance

The Fund’s Institutional share class returned 18.70% for the 12-month period to September 30, 2021 versus a return of 18.20% achieved by its benchmark, the MSCI Emerging Markets NR Index, for the same period.

The portfolio modestly outperformed over the year with our country allocation calls and stock selection both contributing positively. At the country level our underweight in China and overweight in India proved beneficial and stock selection in both countries was strong. We suffered from our underweight in Russia as rising oil prices benefited the market here. Not owning Alibaba proved beneficial given the regulatory clampdown in China. Our Indian financials were strong with State Bank of India and HDFC Bank among the top performers. Barrick Gold and Prosus were the main laggards.

With economies now largely recovering from the pandemic, policy focus is turning to ending quantitative easing and tightening policy, but this, in our opinion, is deliberately being done slowly. The sheer size of the stimulus will sit on government and central bank balance sheets for years to come, but the tapering is being done with an eye on allowing inflation to run at higher levels.

This tolerance of inflation should be a net positive for nominal GDP growth around the world, and also for commodity prices, which, in turn, should create a different, more positive, economic environment for more indebted and more commodity-intensive emerging economies.

Global growth remains strong, and emerging markets are still essentially cyclical assets. In 2005-8, price pressures from strong growth coincided with strong returns from emerging market equities. In addition, the US Federal Reserve’s policy tools have been expanded in recent years to reduce tail liquidity risks for emerging economies, for example, the swap lines and repo facilities available to some emerging market central banks.

Rising US yields and a stronger dollar are generally headwinds for some of our preferred markets, but we believe that country-level conditions remain the key driver, and these we see as positive enough to overcome these headwinds.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

JOHCM Emerging Markets Small Mid Cap Equity Fund

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from December 17, 2014 to September 30, 2021

Average Annual Total Returns as of September 30, 2021

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Institutional Shares	37.60%	12.85%	12.70%	1.88%	1.49%
Advisor Shares	37.50%	12.72%	12.59%	1.98%	1.59%
MSCI Emerging Markets Small Cap Index	43.24%	9.75%	7.87%	-	-

Data as of September 30, 2021. The Fund’s performance reflects the performance of the predecessor JOHCM Emerging Markets Small Mid Cap Equity Fund of the Advisers Investment Trust for periods prior to the reorganization into the JOHCM Funds Trust on July 19, 2021. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares and Advisor Shares of the Fund commenced operations on July 19, 2021. Historical performance for Institutional Shares and Advisor Shares prior to their inception is based on performance of predecessor share classes of the JOHCM Emerging Markets Small Mid Cap Equity Fund of the Advisers Investment Trust.

Historical performance for Advisor Shares prior to its inception is based on the performance of the Class I Shares predecessor share class. Class I Shares predecessor share class performance is based on performance of the Institutional Shares predecessor share class prior to the Class I Shares predecessor share class inception date. Performance of the Class I Shares predecessor share class was adjusted to reflect differences in expense.

* Expense ratios are per the most recent Fund Prospectus dated February 12, 2021, as revised July 19, 2021. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until June 30, 2022.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index. The Index includes small cap representation across 26 Emerging Markets countries and covers approximately 14% of the free float-adjusted market capitalization in each country. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

The investment objective of the JOHCM Emerging Markets Small Mid Cap Equity Fund (the “Fund”) is to seek long-term capital appreciation. The Fund invests, under normal market conditions, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities issued by small and medium capitalization companies that are listed in, or whose principal business activities are located in, emerging markets, including frontier markets.

Performance

The Fund’s Institutional share class returned 37.60% for the 12-month period to September 30, 2021 versus a return of 43.24% achieved by its benchmark, the MSCI Emerging Markets Small Cap NR Index, for the same period.

The portfolio underperformed over the year with stock selection, chiefly within the materials sector, weighing on relative returns. There were positives, however, with strength among our healthcare, consumer discretionary and industrials holdings going some way to offset this weakness. Sector allocation effects were broadly neutral over the period.

Chinese sports shoe retailer Xtep was the top performer, benefiting from strong sales growth. This was partly due to the success of its new professional running shoes which are popular among professional marathon runners in China. Indian Energy exchange also did well on the back of increasing market share and the successful launch of new products.

Turning to the laggards, New Horizon Health, a Chinese developer of cancer screening technology, suffered on the back of fears over increasing regulations within the Chinese pharma sector.

We have been approaching our top-down framework from the point of view of rising inflation, and the need for central banks to take action. No doubt the can will be kicked further down the road but yields are rising again and another rotation towards cyclicals is beginning. From a country perspective, India has been a strong performer, benefiting from capital flows out of China. Today though, the market is somewhat extended, in our view, while the country currently faces the tough reality of a higher oil price. We are therefore becoming more selective whilst also looking at countries which are beneficiaries of the current oil and gas situation.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

JOHCM Global Select Fund

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from March 21, 2013 to September 30, 2021

Average Annual Total Returns as of September 30, 2021

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Institutional Shares	30.71%	15.15%	12.68%	0.98%	0.98%
Advisor Shares	30.60%	15.04%	12.59%	1.08%	1.08%
MSCI ACWI	27.44%	13.20%	10.48%	-	-

Data as of September 30, 2021. The Fund’s performance reflects the performance of the predecessor JOHCM Global Equity Fund of the Advisers Investment Trust and the predecessor JOHCM Global Equity Fund of the Scotia Institutional Fund for periods prior to the reorganization into the JOHCM Funds Trust on July 19, 2021. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares and Advisor Shares of the Fund commenced operations on July 19, 2021. Historical performance for Institutional Shares and Advisor Shares prior to their inception is based on performance of predecessor share classes of the predecessor JOHCM Global Equity Fund of the Advisers Investment Trust and the predecessor JOHCM Global Equity Fund of the Scotia Institutional Fund.

* Expense ratios are per the most recent Fund Prospectus dated February 12, 2021, as revised July 19, 2021. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until June 30, 2022.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) All Country World Index (ACWI). The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

To seek to achieve its investment objective of long-term capital appreciation, the Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance

The Fund’s Institutional share class returned 30.71% for the 12-month period to September 30, 2021 versus a return of 27.44% achieved by its benchmark, the MSCI AC World NR Index, for the same period. The Fund performed well over the year with stock selection, particularly within technology, healthcare and industrials, driving relative returns. These positives offset modest weakness among our financials and materials holdings. Sector allocation effects weighed on relative returns as our zero-weighting in energy provided a drag given surging prices towards the end of the period.

Looking at individual stock performers, technology holdings Atlassian, ASML and Keysight Technologies added value. Chart Industries was the top performer. On the negative side of the ledger The a2 Milk Company and Peptidream lagged.

Many investors seem dogmatically stuck on the ‘Value’ versus ‘Growth’ debate when the truth is pragmatically somewhere in the middle, depending on the business cycle. This is why we combine Growth, Value and Momentum factors over the cycle. Value usually performs best during the first year of an economic recovery, when earnings growth rates are accelerating. Growth then usually performs better after that, as earnings growth rates start to decelerate - which appears to be what is now starting to happen. Year to date, Value and Growth performance has been roughly equal, while the Momentum factor has significantly underperformed as it was whipsawed by several rotations between Value and Growth.

We were buyers of September’s dip, moving to 75% bullish and 25% bearish. The highest probability outcome is still “one of the biggest ever equity bull markets, followed by one of the biggest ever equity bear markets” but some early warning signs are flashing so we will keep an open mind in a fast changing world. We are positioned for a Q4 rally, and expect continued volatility and market rotations in 2022.

If policy makers recognise and react to slowing growth, we will probably move to 80% bullish, 20% bearish, if not, we will probably get more bearish.

x

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

JOHCM Global Income Builder

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from November 29, 2017 to September 30, 2021

Average Annual Total Returns as of September 30, 2021

	One Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Institutional Shares	16.12%	6.33%	0.89%	0.74%
Advisor Shares	16.01%	6.22%	0.99%	0.84%
Investor Shares	15.88%	6.09%	1.14%	0.99%
Bloomberg US Aggregate Bond Index	(0.90%)	3.81%	-	-
I.C.E. BofAML BB-B Global High Yield Constrained Index	8.37%	5.16%	-	-
MSCI World Index	28.82%	12.22%	-	-
MSCI World High Dividend Yield Index	20.84%	5.94%	-	-

Data as of September 30, 2021. The Fund’s performance reflects the performance of the predecessor JOHCM Global Income Builder Fund of the Advisers Investment Trust for periods prior to the reorganization into the JOHCM Funds Trust on July 19, 2021. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares, Advisor Shares, and Investor Shares of the Fund commenced operations on July 19, 2021. Historical performance for Institutional Shares, Advisor Shares, and Investor Shares prior to their inception is based on performance of predecessor share classes of the JOHCM Global Income Builder Fund of the Advisers Investment Trust.

Historical performance for Investor Shares prior to its inception is based on the performance of the Class II Shares predecessor share class. Class II Shares predecessor share class performance is based on performance of the Institutional Shares predecessor share class prior to the Class II Shares predecessor share class inception date. Performance of the Class II Shares predecessor share class was adjusted to reflect differences in expense.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

* Expense ratios are per the most recent Fund Prospectus dated February 12, 2021, as revised July 19, 2021. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until June 30, 2022.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmarks for performance comparison purposes are the: Bloomberg US Aggregate Bond Index, I.C.E. BofAML BB-B Global High Yield Constrained Index, Morgan Stanley Capital International (“MSCI”) World Index and MSCI World High Dividend Yield Index. The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The I.C.E. BofAML BB-B Global High Yield Constrained Index contains all securities in The I.C.E. BofAML Global High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed market countries. The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid-cap stocks across 23 developed markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The table reflects the theoretical reinvestment of dividends on securities in the Indices. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Indices calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

The Fund aims to generate meaningful monthly income distributions and long-term capital appreciation by applying a global value investment philosophy to income-generative assets. The Fund invests in global equities and fixed income but may also hold cash and hedging assets e.g. commodity-linked investment instruments such as exchange traded funds that invest in gold and precious metals. The investment team has a long-term, absolute return-oriented investment philosophy and believes their highest priority is to protect the capital they manage from permanent impairment.

Performance

The Fund’s Institutional share class returned 16.12% for the 12-month period to September 30, 2021. Our top contributors among our equity holdings included several technology shares, namely Oracle, which benefited from its strong earnings and outlook. Microsoft and Alphabet also performed well. A commercial real estate REIT, Columbia Property Trust, also contributed positively, thanks to the announcement of a go-private transaction following a strategic review. Italian asset manager Azimut advanced with strong AUM development.

Our top detractor among our equity holdings was European utility Enel, which was negatively impacted by Spanish government actions against certain power generation businesses. Tencent Holdings was in the crosshairs of Chinese regulation seeking to prevent excessive youth involvement with video games. Elsewhere Samsung Electronics lost some ground amid concerns of supply-chain impacts.

While risk assets have generally performed extremely well from the depths of the pandemic market crisis of 2020, and in this later phase of post-vaccine recovery, we continue to see upside potential and reasonably attractive valuation in many areas. Strong demand paired with supply-side shortages may benefit a wide range of businesses, as we continue to identify a generally reflationary market regime. At the same time, we are cautious about the potential for rising interest rates, which could undermine the positive impact of earnings growth. We continue to have relatively more exposure to the opportunity set in equity markets, given the low interest rate and tight credit spread environment. However, we continue to see pockets of opportunity in credit, by taking advantage of equity optionality within certain convertible bonds, for example.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

JOHCM International Opportunities Fund

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from September 29, 2016 to September 30, 2021

Average Annual Total Returns as of September 30, 2021

	One Year Return	Five Year Return	Since Inception Return	Gross Expense Ratio *	Net Expense Ratio *
Institutional Shares	15.39%	6.27%	6.22%	3.17%	0.88%
MSCI EAFE Index	25.73%	8.81%	8.74%	-	-

Data as of September 30, 2021. The Fund’s performance reflects the performance of the predecessor JOHCM International Opportunities Fund of the Advisers Investment Trust for periods prior to the reorganization into the JOHCM Funds Trust on July 19, 2021. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares of the Fund commenced operations on July 19, 2021. Historical performance for Institutional Shares prior to their inception is based on performance of the predecessor share class of the JOHCM International Opportunities Fund of the Advisers Investment Trust.

* Expense ratios are per the most recent Fund Prospectus dated February 12, 2021, as revised July 19, 2021. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until June 30, 2022.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The table reflects the theoretical reinvestment of

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

The investment objective of the JOHCM International Opportunities Fund (the “Fund”) is to achieve long-term total return by investing in a focused portfolio of international equity securities. The Fund invests, under normal market conditions, primarily in equity securities of companies headquartered outside the US, including those in emerging markets. The Fund may invest in foreign companies of any size, including small- and mid-capitalisation companies, in order to achieve its objective. Equity securities include common and preferred stocks, rights and warrants. The Fund may also invest in equity related instruments, such as equity linked notes and participation notes, all of which derive their value from equities. The portfolio typically contains 25 to 40 stocks.

Performance

The Fund’s Institutional share class returned 15.39% for the 12-month period to September 30, 2021 versus a return of 25.73% achieved by its benchmark, the MSCI EAFE NR Index, for the same period. The portfolio underperformed over the year with our utilities the main source of weakness as Enel and Iberdrola lagging amidst surging gas and electricity prices. Enel also suffered on the back of negative regulatory developments in Spain.

Strong market leadership by market extremes tends to be a clear headwind for relative performance. Banks, energy and miners tend to be the most geared beneficiaries of an inflationary environment. On the other hand recent history provides plenty of examples of a narrowly tech/growth-led market which we have tended to underperform despite the solid growth profile of many of the companies in the portfolio. Clearly in absolute terms there is always risk from poor operational execution by any of our portfolio companies, although we mitigate this risk by focusing on diversified businesses with low operational and/or financial gearing. Finally, again in absolute terms, it is almost impossible to predict how we will perform in a disorderly market sell-off after a long period of complacency – although we would expect to perform well in relative terms, as we have done in previous periods.

The equity market has moved into “shoot first, ask questions later” mode. This reflects the combination of complacency and “no alternative” reluctance which had supported the unbroken rally from November to August. The major macro concern currently is stagflation, where inflation is driven by supply-side weakness, not demand-side strength. The difference is particularly important for cyclicals, which is why there are currently few hiding places. There are plenty of sector-specific issues emerging, which the market is having to digest - not least political and regulatory. The challenge is to work out which are genuine buying opportunities and which are value traps. As ever, diversification and balance sheet strength will be important differentiators.

The outlook for inflation and monetary policy is clearly going to be critical, as well as the ongoing post-Covid recovery. A calm ‘mid-cycle’ environment of gentle economic recovery likely allows for outperformance of quality names with idiosyncratic growth potential, as market leadership by either extreme growth or geared cyclicals becomes less dominant. There is plenty of potential for much greater volatility, especially if supply side tightness and disruption creates extreme commodity-led inflation and concerns about stagflation.

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

JOHCM International Select Fund

Change in value of a hypothetical $1,000,000 investment in the Fund’s Institutional Shares from September 30, 2011 to September 30, 2021

Average Annual Total Returns as of September 30, 2021

	One Year Return	Five Year Return	Ten Year Return	Gross Expense Ratio *	Net Expense Ratio *
Institutional Shares	16.24%	10.88%	12.27%	0.98%	0.98%
Investor Shares	15.94%	10.60%	11.99%	1.21%	1.21%
MSCI EAFE Index	25.73%	8.81%	8.10%	-	-

Data as of September 30, 2021. The Fund’s performance reflects the performance of the predecessor JOHCM International Select Fund of the Advisers Investment Trust and the predecessor JOHCM International Select Fund of the Scotia Institutional Fund for periods prior to the reorganization into the JOHCM Funds Trust on July 19, 2021. The performance also reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Institutional Shares and Investor Shares of the Fund commenced operations on July 19, 2021. Historical performance for Institutional Shares and Investor Shares prior to their inception is based on performance of predecessor share classes of the predecessor JOHCM International Select Fund of the Advisers Investment Trust and the predecessor JOHCM International Select Fund of the Scotia Institutional Fund.

Historical performance for Investor Shares prior to its inception is based on the performance of the Class II Shares predecessor share class. Class II Shares predecessor share class performance is based on performance of the Class I Shares predecessor share class prior to the Class II Shares predecessor share class inception date. Performance of the Class II Shares predecessor share class was adjusted to reflect differences in expense.

* Expense ratios are per the most recent Fund Prospectus dated February 12, 2021, as revised July 19, 2021. The Adviser has entered into a contractual expense limitation agreement with respect to Fund until June 30, 2022.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less

JOHCM FUNDS TRUST

PORTFOLIO COMMENTARY

September 30, 2021 (Unaudited)

than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-260-9549 or 312-557-5913.

The Fund’s benchmark for performance comparison purposes is the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index. The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

Investment Philosophy and Process

To seek to achieve its investment objective of long-term capital appreciation, the Fund employs a growth at a reasonable price (GARP) investment philosophy, which is sometimes described as a core focus with a growth bias. The Fund seeks to own stocks, sectors and countries with positive earnings surprise, sustainably high or increasing return on equity, and attractive valuations. The Fund managers believe they can increase the probability of finding an attractive stock by looking where traditional growth investors tend to ignore. While the Fund’s managers seek to own stocks with idiosyncratic return patterns, they also recognize that many stocks have varying degrees of beta or correlation to their sector or country, so they also maintain a top-down research focus when constructing the portfolio. The Fund’s management team offers the unique capability of blending both a bottom-up and a top-down investment research approach to the portfolio construction process.

Performance

The Fund’s Institutional share class returned 16.24% for the 12-month period to September 30, 2021 versus a return of 25.73% achieved by its benchmark, the MSCI EAFE NR Index, for the same period.

Underperformance over the year came largely from challenging stock selection with our financials and consumer discretionary holdings the main source of weakness, offsetting strength in our technology holdings. Sector allocation effects were also negative as our zero-weighting in energy weighed on relative returns after the rally towards the end of the period. Individual stocks of note include our technology names, Advantest and MediaTek while auto parts company Aptiv also added value. On the negative side The a2 Milk Company and Peptidream were the main laggards.

Many investors seem dogmatically stuck on the ‘Value’ versus ‘Growth’ debate when the truth is pragmatically somewhere in the middle, depending on the business cycle. This is why we combine Growth, Value and Momentum factors over the cycle. Value usually performs best during the first year of an economic recovery, when earnings growth rates are accelerating. Growth then usually performs better after that, as earnings growth rates start to decelerate - which appears to be what is now starting to happen. Year to date, Value and Growth performance has been roughly equal, while the Momentum factor has significantly underperformed as it was whipsawed by several rotations between Value and Growth.

We were buyers of September’s dip, moving to 75% bullish and 25% bearish. The highest probability outcome is still “one of the biggest ever equity bull markets, followed by one of the biggest ever equity bear markets” but some early warning signs are flashing so we will keep an open mind in a fast changing world. We are positioned for a Q4 rally, and expect continued volatility and market rotations in 2022.

If policy makers recognise and react to slowing growth, we will probably move to 80% bullish, 20% bearish, if not, we will probably get more bearish.

JOHCM FUNDS TRUST

JOHCM CREDIT INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	0.2%
Holding Companies-Diversified	0.2%
Alpha Capital Acquisition Co.(a)		428	$4,263
Austerlitz Acquisition Corp. II(a)		634	6,245
CC Neuberger Principal Holdings III(a)		104	1,035
Northern Star Investment Corp. III(a)		211	2,080

			13,623

TOTAL COMMON STOCKS (Cost $13,785)			13,623

	Percentage of Net Assets	Principal Amount	Value
CONVERTIBLE BONDS	15.9%
Biotechnology	2.3%
Innoviva, Inc. 2.50%, 08/15/25		$100,000	120,108

Internet	3.0%
Airbnb, Inc. 0.00%, 03/15/26(b)		50,000	49,125
Spotify U.S.A., Inc. 0.00%, 03/15/26(b)		70,000	63,070
Twitter, Inc. 0.00%, 03/15/26(b)		50,000	46,417

			158,612

Media	5.7%
Liberty Broadband Corp. 2.75%, 09/30/50(b)		100,000	105,564
Liberty Latin America Ltd. 2.00%, 07/15/24		190,000	192,850

			298,414

Software	4.9%
Alteryx, Inc. 1.00%, 08/01/26		70,000	64,575
Envestnet, Inc. 0.75%, 08/15/25(b)		100,000	101,175
Fastly, Inc. 0.00%, 03/15/26(b)		110,000	92,538

			258,288

TOTAL CONVERTIBLE BONDS (Cost $819,862)			835,422

CORPORATE BONDS	60.8%
Advertising	4.0%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/28(b)		200,000	208,448

Aerospace/Defense	4.1%
Boeing (The) Co. 5.81%, 05/01/50		80,000	106,637
Hexcel Corp. 4.20%, 02/15/27		100,000	109,242

			215,879

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM CREDIT INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount	Value
Banks	4.1%
Bank of America Corp.
(Variable, ICE LIBOR USD 3M + 2.66%) 4.30%, 01/28/25(c)		$105,000	$106,838
JPMorgan Chase & Co.
(Variable, U.S. SOFR + 2.75%) 4.00%, 04/01/25(c)		105,000	105,446

			212,284

Commercial Services	2.0%
Graham Holdings Co. 5.75%, 06/01/26(b)		100,000	104,430

Diversified Financial Services	3.2%
Charles Schwab Corp. (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.97%) 5.38%, 06/01/25(c)		150,000	166,688

Electrical Component & Equipments	2.1%
WESCO Distribution, Inc. 7.25%, 06/15/28(b)		100,000	110,750

Food	3.3%
JBS U.S.A. LUX S.A./JBS U.S.A. Food Co./JBS U.S.A. Finance, Inc. 6.50%, 04/15/29(b)		100,000	111,750
Post Holdings, Inc. 5.75%, 03/01/27(b)		60,000	62,354

			174,104

Healthcare-Services	4.0%
Encompass Health Corp. 4.63%, 04/01/31		150,000	157,657
IQVIA, Inc. 5.00%, 10/15/26(b)		50,000	51,244

			208,901

Internet	13.9%
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 5.25%, 12/01/27(b)		120,000	125,100
GrubHub Holdings, Inc. 5.50%, 07/01/27(b)		100,000	103,750
Netflix, Inc. 6.38%, 05/15/29		110,000	139,150
TripAdvisor, Inc. 7.00%, 07/15/25(b)		190,000	201,400
Uber Technologies, Inc. 8.00%, 11/01/26(b)		150,000	158,531

			727,931

Machinery-Diversified	1.0%
Flowserve Corp. 3.50%, 10/01/30		50,000	52,209

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM CREDIT INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount	Value
Media	6.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
4.00%, 03/01/23(b)		$50,000	$50,234
5.38%, 06/01/29(b)		150,000	162,000
ViacomCBS, Inc.,
(Variable, ICE LIBOR USD 3M + 3.90%) 5.88%, 02/28/57(c)		10,000	10,125
(Variable, ICE LIBOR USD 3M + 3.90%) 6.25%, 02/28/57(c)		100,000	114,500

			336,859

Packing & Containers	2.0%
Berry Global, Inc. 4.88%, 07/15/26(b)		75,000	78,754
Plastipak Holdings, Inc. 6.25%, 10/15/25(b)		25,000	25,453

			104,207

Pipelines	0.5%
DCP Midstream L.P.
(Variable, ICE LIBOR USD 3M + 5.15%) 7.38%, 12/15/22(c)		25,000	24,313

Real Estate	2.1%
Realogy Group LLC/Realogy Co-Issuer Corp. 9.38%, 04/01/27(b)		100,000	109,875

Real Estate Investment Trusts	4.1%
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc. 5.75%, 02/01/27		160,000	184,000
SBA Communications Corp. 3.13%, 02/01/29(b)		30,000	28,987

			212,987

Software	2.0%
SS&C Technologies, Inc. 5.50%, 09/30/27(b)		100,000	105,593

Transportation	2.0%
XPO Logistics, Inc. 6.25%, 05/01/25(b)		100,000	105,548

TOTAL CORPORATE BONDS (Cost $3,172,925)			3,181,006

FOREIGN ISSUER BONDS	8.3%
Beverages	2.2%
Bacardi Ltd. 4.70%, 05/15/28(b)		100,000	115,510

Oil & Gas	2.0%
BP Capital Markets PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.04%) 4.38%, 06/22/25(c)		100,000	106,565

Packing & Containers	1.7%
OI European Group B.V. 4.00%, 03/15/23(b)		85,000	86,700

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM CREDIT INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount	Value
Telecommunications	2.4%
Altice France S.A. 8.13%, 02/01/27(b)		$115,000	$123,740

TOTAL FOREIGN ISSUER BONDS (Cost $431,383)			432,515

	Percentage of Net Assets	Shares	Value
PREFERRED STOCKS	5.4%
Banks	1.0%
Morgan Stanley (Variable, ICE LIBOR USD 3M + 3.49%) 5.85%(c)		1,679	49,748

Real Estate Investment Trusts	1.4%
Vornado Realty Trust 5.70%		3,000	75,060

Telecommunications	3.0%
2020 Cash Mandatory Exchangeable Trust (a)(b)		140	158,308

PREFERRED STOCKS (Cost $276,405)			283,116

CLOSED-END FUNDS	1.2%
Eagle Point Credit Co., Inc.		4,474	60,936

TOTAL CLOSED-END FUNDS (Cost $46,682)			60,936

SHORT-TERM INVESTMENTS	7.4%
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(d)		384,500	384,500

TOTAL SHORT-TERM INVESTMENTS (Cost $384,500)			384,500

TOTAL INVESTMENTS (Cost $5,145,542)	99.2%		5,191,118
NET OTHER ASSETS (LIABILITIES)	0.8%		42,398

NET ASSETS	100.0%		$5,233,516

(a)Non-income producing security.

(b)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(c)Floating rate security. The rate presented is the rate in effect at September 30, 2021, and the related index and spread are shown parenthetically for each security.

(d)7-day current yield as of September 30, 2021 is disclosed.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM CREDIT INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

At September 30, 2021, the JOHCM Credit Income Fund’s investments were concentrated as follows:

Country Allocation (Unaudited)	Percentage of Net Assets
United States	87.2%
Chile	3.7
France	2.4
Bermuda	2.2
United Kingdom	2.0
Netherlands	1.7
Total	99.2%

5 Largest Security Positions
Issuer	% of Net Assets
Advantage Sales & Marketing, Inc. 6.50%, 11/15/28	4.0%
TripAdvisor, Inc. 7.00%, 7/15/25	3.9
Liberty Latin America Ltd. 2.00%, 7/15/24	3.7
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc. 5.75%, 2/1/27	3.5
Charles Schwab Corp. (The) 5.38%, 6/1/25	3.2
Total	18.3%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	96.0%
Brazil	7.7%
Ambev S.A. - ADR		4,247,492	$11,723,078
B3 S.A. - Brasil Bolsa Balcao		5,364,549	12,550,035
Petroleo Brasileiro S.A. - ADR		2,790,892	28,857,823
Suzano S.A. - ADR(a)		1,044,640	10,446,400

			63,577,336

Canada	2.3%
Barrick Gold Corp.		1,051,451	18,978,691

China	20.8%
Anhui Conch Cement Co. Ltd. - Class H		3,278,109	17,632,643
China Construction Bank Corp. - Class H		11,205,502	7,948,605
Country Garden Services Holdings Co. Ltd.		1,470,000	11,536,092
ENN Energy Holdings Ltd.		1,770,016	28,985,490
Jiangsu Expressway Co. Ltd. - Class H		4,758,982	4,817,752
Longfor Group Holdings Ltd.(b)		5,373,372	24,693,746
Proya Cosmetics Co. Ltd. - Class A		421,792	11,325,893
Proya Cosmetics Co. Ltd. - Class A (Shanghai Exchange)		195,992	5,274,337
TravelSky Technology Ltd. - Class H		3,370,000	6,495,353
Trip.com Group Ltd. - ADR(a)		442,566	13,608,905
Tsingtao Brewery Co. Ltd. - Class H		991,536	7,737,203
Xinyi Energy Holdings Ltd.		1,654,948	965,248
Xinyi Solar Holdings Ltd.		10,723,440	21,834,036
Zhejiang Expressway Co. Ltd. - Class H		12,319,315	10,162,613

			173,017,916

Hong Kong	5.2%
China Resources Land Ltd.		1,751,176	7,365,738
Hong Kong Exchanges & Clearing Ltd.		526,799	31,975,783
Lee & Man Paper Manufacturing Ltd.		5,748,000	4,221,659

			43,563,180

India	16.0%
Apollo Tyres Ltd.		1,150,776	3,475,414
Container Corp. of India Ltd.		1,234,466	11,655,920
HDFC Bank Ltd. - ADR		303,582	22,188,808
ICICI Bank Ltd. - ADR		1,510,981	28,512,212
Larsen & Toubro Ltd.		848,782	19,371,990
Mahindra & Mahindra Ltd.		1,448,551	15,571,676
State Bank of India		5,202,967	31,780,824

			132,556,844

Jersey	0.6%
Centamin PLC		4,193,722	5,404,577

Mexico	5.8%
Bolsa Mexicana de Valores S.A.B. de C.V.		2,708,622	5,212,144
Cemex S.A.B. de C.V. - ADR(a)		3,719,110	26,666,019

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
Megacable Holdings S.A.B. de C.V. - CPO		1,414,168	$4,323,038
Wal-Mart de Mexico S.A.B. de C.V.		3,428,580	11,648,684

			47,849,885

Netherlands	4.3%
Prosus N.V.(a)		452,402	35,630,370

Russia	0.8%
Globaltrans Investment PLC - REG - GDR		833,616	6,643,257

South Africa	5.9%
FirstRand Ltd.		5,042,370	21,385,458
Mr Price Group Ltd.		1,173,295	15,673,346
Naspers Ltd. - Class N		73,048	12,037,430

			49,096,234

South Korea	17.8%
Cheil Worldwide, Inc.		537,733	10,199,389
NCSoft Corp.		21,082	10,673,516
Samsung Electronics Co. Ltd.		1,079,665	67,197,060
Samsung Electronics Co. Ltd. - REG - GDR		1,125	1,748,733
SK Hynix, Inc.		288,552	24,881,979
SK Telecom Co. Ltd.		120,163	32,766,565

			147,467,242

Taiwan	6.0%
Primax Electronics Ltd.		6,944,384	12,717,850
Taiwan Cement Corp.		4,577,000	8,366,247
Tong Yang Industry Co. Ltd.		6,827,643	8,292,945
Win Semiconductors Corp.		522,000	5,755,833
Yuanta Financial Holding Co. Ltd.		17,186,000	15,126,517

			50,259,392

United Arab Emirates	2.8%
Emaar Malls PJSC(a)		24,272,136	13,198,560
Emaar Properties PJSC		8,777,172	9,738,041

			22,936,601

TOTAL COMMON STOCKS (Cost $692,301,791)			796,981,525

PREFERRED STOCKS	0.9%
Brazil	0.9%
Azul S.A. - ADR(a)		357,264	7,166,716

TOTAL PREFERRED STOCKS (Cost $8,707,149)			7,166,716

TOTAL INVESTMENTS (Cost $701,008,940)	96.9%		804,148,241
NET OTHER ASSETS (LIABILITIES)	3.1%		25,701,629

NET ASSETS	100.0%		$829,849,870

(a)Non-income producing security.

(b)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

Abbreviations:

ADR – American Depositary Receipt

CPO – Certificados de Partcipatión Ordinario

GDR – Global Depositary Receipt

REG – Registered

At September 30, 2021 the industry sectors for the JOHCM Emerging Markets Opportunities Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	7.0%
Consumer Discretionary	12.6
Consumer Staples	5.7
Energy	3.5
Financials	21.3
Industrials	7.2
Information Technology	16.9
Materials	11.1
Real Estate	8.0
Utilities	3.6

Total	96.9%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

At September 30, 2021, the JOHCM Emerging Markets Opportunities Fund’s investments were concentrated as follows:

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Banks	13.5%
Semiconductors	12.0
Internet	8.7
Real Estate	8.0
Diversified Financial Services	7.8
Building Materials	6.3
Telecommunications	4.5
Gas	3.5
Oil & Gas	3.5
Retail	3.3
Mining	2.9
Energy-Alternate Sources	2.8
Commercial Services	2.6
Beverages	2.3
Engineering & Construction	2.3
Transportation	2.2
Cosmetics/Personal Care	2.0
Auto Manufacturers	1.9
Computers	1.5
Auto Parts & Equipment	1.4
Forest Products & Paper	1.3
Advertising	1.2
Airlines	0.9
Packing & Containers	0.5

Total	96.9%

5 Largest Security Positions
Issuer	% of Net Assets
Samsung Electronics Co. Ltd.	8.1%
Prosus N.V	4.3
SK Telecom Co. Ltd.	4.0
Hong Kong Exchanges & Clearing Ltd.	3.9
State Bank of India	3.8

Total	24.1%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	94.5%
Brazil	4.9%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia S.A.(a)		144,300	$211,717
Aliansce Sonae Shopping Centers S.A.		52,400	218,616
Cia Brasileira de Aluminio(a)		90,000	231,043
Empreendimentos Pague Menos S.A.(a)		108,000	246,511
Lojas Quero Quero S.A.		116,982	349,072
Petroreconcavo S.A. (a)		63,400	234,006
Santos Brasil Participacoes S.A.(a)		303,000	441,223
Sinqia S.A. (a)		43,400	168,635
Zenvia, Inc. - Class A(a)		16,325	224,469

			2,325,292

Canada	3.6%
Capstone Mining Corp.(a)		87,963	342,379
Dundee Precious Metals, Inc.		69,974	420,971
ERO Copper Corp.(a)		14,848	263,292
Neo Performance Materials, Inc.		14,831	205,850
Parex Resources, Inc.		25,999	472,933

			1,705,425

Chile	0.8%
Cia Cervecerias Unidas S.A. - ADR		22,396	387,227

China	5.4%
China Datang Corp. Renewable Power Co. Ltd. - Class H		1,484,000	661,843
China Yongda Automobiles Services Holdings Ltd.		154,500	222,413
New Horizon Health Ltd.(a)(b)		42,000	183,231
Sany Heavy Equipment International Holdings Co. Ltd.		211,000	249,147
Silergy Corp.		3,313	486,523
Sinopec Engineering Group Co. Ltd. - Class H		551,500	279,945
Sinotrans Ltd. - Class H		805,000	314,744
Xtep International Holdings Ltd.		128,000	176,768

			2,574,614

Colombia	0.4%
Tecnoglass, Inc.		9,545	207,413

France	0.6%
Vicat S.A.		5,874	260,342

Greece	2.6%
Eurobank Ergasias Services and Holdings S.A.(a)		463,959	434,439
Motor Oil Hellas Corinth Refineries S.A.(a)		17,414	265,690
Mytilineos S.A.		13,339	217,636
Star Bulk Carriers Corp.		12,570	302,183

			1,219,948

Hong Kong	5.9%
Bosideng International Holdings Ltd.		342,000	241,432
China Power International Development Ltd.		1,124,000	594,805
CIMC Enric Holdings Ltd.		540,000	642,804

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
Pacific Basin Shipping Ltd.		557,000	$257,949
Pax Global Technology Ltd.		373,000	467,612
Towngas China Co. Ltd.(a)		988,000	614,821

			2,819,423

Hungary	0.9%
Richter Gedeon Nyrt		16,430	447,222

India	21.3%
Aditya Birla Capital Ltd.(a)		163,092	246,385
Aegis Logistics Ltd.		61,992	188,323
Apollo Tyres Ltd.		90,190	272,379
Aster DM Healthcare Ltd.(a)(b)		119,015	328,082
Astral Ltd.		12,517	362,951
Bajaj Consumer Care Ltd.		87,565	297,358
Bajaj Electricals Ltd.(a)		21,463	376,325
Computer Age Management Services Ltd.		5,147	208,823
Dr Lal PathLabs Ltd.(b)		13,712	672,293
Finolex Cables Ltd.		62,347	404,686
Godrej Properties Ltd.(a)		16,604	516,035
Indian Energy Exchange Ltd.(b)		118,525	1,020,835
Ipca Laboratories Ltd.		16,191	526,731
KPIT Technologies Ltd.		142,719	646,361
LIC Housing Finance Ltd.		57,835	328,908
NCC Ltd.		248,902	273,403
Persistent Systems Ltd.		6,327	317,050
PNC Infratech Ltd.		115,481	595,420
PTC India Ltd.		379,295	589,710
Quess Corp. Ltd.(b)		45,835	562,832
Shriram Transport Finance Co. Ltd.		22,824	396,725
Varun Beverages Ltd.		60,812	734,146
VST Tillers Tractors Ltd.		6,447	233,613

			10,099,374

Indonesia	2.1%
Erajaya Swasembada Tbk PT		8,529,900	356,307
Matahari Department Store Tbk PT(a)		1,667,700	323,442
Merdeka Copper Gold Tbk PT(a)		1,903,200	332,276

			1,012,025

Mexico	2.6%
Alpek S.A.B. de C.V.		348,700	396,820
Banco del Bajio S.A.(b)		205,000	387,327
GCC S.A.B de C.V.		60,100	450,280

			1,234,427

Netherlands	0.5%
VEON Ltd. - ADR(a)		122,456	254,708

Philippines	0.9%
Wilcon Depot, Inc.		798,200	427,610

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
Poland	1.6%
Asseco Poland S.A.		11,885	$261,632
Bank Polska Kasa Opieki S.A.		18,778	486,271

			747,903

Saudi Arabia	0.9%
United Electronics Co.		10,975	417,091

South Africa	3.1%
Aspen Pharmacare Holdings Ltd.		23,748	426,989
AVI Ltd.		41,640	236,542
Barloworld Ltd.		21,999	179,461
Life Healthcare Group Holdings Ltd.(a)		210,243	317,973
Truworths International Ltd.		80,923	298,529

			1,459,494

South Korea	19.9%
AfreecaTV Co. Ltd.		2,685	337,523
DB HiTek Co. Ltd.		6,695	304,047
Dentium Co. Ltd.		7,341	468,396
DGB Financial Group, Inc.		78,270	648,769
Doosan Bobcat, Inc.(a)		6,864	228,083
Duk San Neolux Co. Ltd.(a)		14,503	759,869
Ecopro BM Co. Ltd.		2,088	815,054
Eugene Technology Co. Ltd.		8,147	272,893
Hana Materials, Inc.		11,613	475,929
Hansol Chemical Co. Ltd.		3,046	883,659
Hyundai Mipo Dockyard Co. Ltd.(a)		4,971	288,704
Iljin Materials Co. Ltd.		5,390	469,807
KH Vatec Co. Ltd.(a)		12,016	236,789
Kolon Plastic, Inc.(a)		11,287	185,949
KoMiCo Ltd.		8,437	541,109
LX Semicon Co. Ltd.		4,539	382,232
Mando Corp.(a)		6,784	324,725
Meritz Fire & Marine Insurance Co. Ltd.		14,475	370,594
Pan Ocean Co. Ltd.		30,007	187,835
PSK, Inc.		7,985	244,368
SKC Co. Ltd.		4,254	595,799
SL Corp.		18,828	428,235

			9,450,368

Taiwan	12.6%
Alchip Technologies Ltd.		28,000	927,694
Arcadyan Technology Corp.		76,000	252,979
Bora Pharmaceuticals Co. Ltd.		51,106	400,604
Chailease Holding Co. Ltd.		62,307	547,493
E Ink Holdings, Inc.		109,000	285,284
Innodisk Corp.		46,000	296,416
Makalot Industrial Co. Ltd.		56,000	491,368

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
Merida Industry Co. Ltd.		35,000	$365,700
momo.com, Inc.		4,700	272,923
Realtek Semiconductor Corp.		24,000	422,951
Sino-American Silicon Products, Inc.		63,000	404,806
Taiwan Paiho Ltd.		137,000	394,975
Voltronic Power Technology Corp.		10,850	658,674
Winbond Electronics Corp.		294,000	273,855

			5,995,722

Thailand	2.5%
Com7 PCL - REG		72,000	143,106
JMT Network Services PCL - REG		311,200	409,292
Mega Lifesciences PCL - REG		248,000	366,485
Siam City Cement PCL - REG		52,700	250,767

			1,169,650

Turkey	0.5%
Tofas Turk Otomobil Fabrikasi A.S.		44,435	259,669

United States	0.9%
Parade Technologies Ltd.		7,000	407,124

TOTAL COMMON STOCKS (Cost $38,710,547)			44,882,071

EQUITY-LINKED SECURITIES	1.1%
India	1.1%
Voltas Ltd., Issued by CLSA Global Markets Pte. Ltd., Maturity Date 6/30/25(a)(b)		31,898	521,725

TOTAL EQUITY-LINKED SECURITIES (Cost $262,114)			521,725

PREFERRED STOCKS	1.3%
Brazil	1.3%
Banco ABC Brasil S.A.(a)		71,200	194,678
Gerdau S.A. - ADR, 8.33%(c)		81,452	400,744

			595,422

TOTAL PREFERRED STOCKS (Cost $453,008)			595,422

TOTAL INVESTMENTS (Cost $39,425,669)	96.9%		45,999,218
NET OTHER ASSETS (LIABILITIES)	3.1%		1,488,284

NET ASSETS	100.0%		$47,487,502

(a)Non-income producing security.

(b)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(c)Current yield is disclosed. Dividends are calculated based on a percentage of issuer’s net income.

Abbreviations:

ADR – American Depositary Receipt

REG – Registered

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

At September 30, 2021 the industry sectors for the JOHCM Emerging Markets Small Mid Cap Equity Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	1.3%
Consumer Discretionary	12.2
Consumer Staples	4.0
Energy	2.4
Financials	11.5
Health Care	8.7
Industrials	17.8
Information Technology	19.7
Materials	12.6
Real Estate	1.5
Utilities	5.2
Total	96.9%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

At September 30, 2021, the JOHCM Emerging Markets Small Mid Cap Fund’s investments were concentrated as follows:

Market Exposure (Unaudited)
Equity and Equity-Linked Securities	% of Net Assets
Semiconductors	11.4%
Electric	6.5
Retail	6.0
Pharmaceuticals	4.6
Diversified Financial Services	4.5
Electronics	3.9
Auto Parts & Equipment	3.5
Mining	3.3
Computers	3.2
Banks	3.2
Healthcare-Services	3.2
Commercial Services	3.0
Engineering & Construction	2.9
Chemicals	2.7
Electrical Component & Equipments	2.6
Building Materials	2.5
Beverages	2.4
Transportation	2.2
Miscellaneous Manufacturing	2.1
Oil & Gas	2.1
Oil & Gas Services	1.9
Real Estate	1.5
Home Furnishings	1.4
Insurance	1.3
Gas	1.3
Internet	1.3
Distribution/Wholesale	1.1
Telecommunications	1.1
Auto Manufacturers	1.0
Apparel	1.0
Machinery-Construction & Mining	1.0
Healthcare-Products	1.0
Iron/Steel	0.8
Textiles	0.8
Leisure Time	0.8
Metal Fabricate/Hardware	0.8
Cosmetics/Personal Care	0.6
Shipbuilding	0.6
Holding Companies-Diversified	0.5
Software	0.5
Energy-Alternate Sources	0.4
Storage/Warehousing	0.4
Total	96.9%

5 Largest Security Positions
Issuer	% of Net Assets
Indian Energy Exchange Ltd.	2.2%
Alchip Technologies Ltd.	2.0
Hansol Chemical Co. Ltd.	1.9
Ecopro BM Co. Ltd.	1.7
Duk San Neolux Co. Ltd.	1.6
Total	9.4%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	94.9%
Australia	3.9%
Atlassian Corp. PLC - Class A(a)		36,789	$14,399,951
Fortescue Metals Group Ltd.		773,900	8,161,196

			22,561,147

Canada	2.3%
Magna International, Inc.		176,042	13,245,400

Denmark	6.9%
Novo Nordisk A/S - Class B		136,840	13,161,966
Orsted A/S(b)		93,841	12,381,432
Vestas Wind Systems A/S		350,418	14,029,530

			39,572,928

Germany	1.7%
BioNTech S.E. - ADR(a)		36,114	9,858,761

Hong Kong	2.2%
Hong Kong Exchanges & Clearing Ltd.		209,544	12,718,956

Ireland	4.7%
Accenture PLC - Class A		41,676	13,332,986
Aptiv PLC(a)		92,758	13,818,159

			27,151,145

Japan	7.0%
Recruit Holdings Co. Ltd.		219,300	13,371,883
SBI Holdings, Inc.		507,200	12,513,762
Sony Group Corp.		126,200	14,053,813

			39,939,458

Netherlands	6.2%
ASML Holding N.V.		15,993	11,797,594
Koninklijke DSM N.V.		62,978	12,587,970
Prosus N.V.(a)		141,205	11,121,053

			35,506,617

South Korea	2.1%
NAVER Corp.		37,043	12,070,250

Sweden	2.3%
Boliden AB		399,395	12,848,611

Taiwan	2.3%
MediaTek, Inc.		411,748	13,271,999

United Kingdom	4.8%
CNH Industrial N.V.		832,643	13,830,200
IHS Markit Ltd.		117,646	13,719,877

			27,550,077

United States	48.5%
Agilent Technologies, Inc.		78,648	12,389,419
Applied Materials, Inc.		103,566	13,332,051
Avantor, Inc.(a)		332,860	13,613,974
Catalent, Inc.(a)		98,836	13,152,107

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
Chart Industries, Inc.(a)		72,756	$13,904,399
Cree, Inc.(a)		156,627	12,644,498
Estee Lauder Cos. (The), Inc. - Class A		42,000	12,597,060
Intercontinental Exchange, Inc.		116,518	13,378,597
Intuit, Inc.		25,183	13,586,480
Keysight Technologies, Inc.(a)		77,940	12,804,763
Lam Research Corp.		23,026	13,105,248
Linde PLC		44,467	13,045,729
Micron Technology, Inc.		187,885	13,336,077
Microsoft Corp.		46,940	13,233,325
Morningstar, Inc.		49,546	12,833,900
Nasdaq, Inc.		71,008	13,705,964
NVIDIA Corp.		62,877	13,025,599
PayPal Holdings, Inc.(a)		48,543	12,631,374
Thermo Fisher Scientific, Inc.		24,705	14,114,708
United Rentals, Inc.(a)		39,446	13,842,785
Visa, Inc. - Class A		60,312	13,434,498

			277,712,555

TOTAL COMMON STOCKS (Cost $372,536,246)			544,007,904

TOTAL INVESTMENTS (Cost $372,536,246)	94.9%		544,007,904
NET OTHER ASSETS (LIABILITIES)	5.1%		28,983,223

NET ASSETS	100.0%		$572,991,127

(a)Non-income producing security.

(b)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt

At September 30, 2021 the industry sectors for the JOHCM Global Select Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	2.1%
Consumer Discretionary	9.1
Consumer Staples	2.2
Financials	11.4
Health Care	13.3
Industrials	14.4
Information Technology	32.1
Materials	8.1
Utilities	2.2
Total	94.9%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

At September 30, 2021, the JOHCM Global Select Fund’s investments were concentrated as follows:

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Semiconductors	15.8%
Commercial Services	11.6
Diversified Financial Services	11.5
Software	7.2
Machinery-Diversified	4.8
Healthcare-Products	4.8
Auto Parts & Equipment	4.7
Chemicals	4.5
Electronics	4.4
Internet	4.0
Home Furnishings	2.5
Energy-Alternate Sources	2.5
Computers	2.3
Pharmaceuticals	2.3
Healthcare-Services	2.3
Mining	2.2
Cosmetics/Personal Care	2.2
Electric	2.2
Biotechnology	1.7
Iron/Steel	1.4
Total	94.9%

5 Largest Security Positions
Issuer	% of Net Assets
Atlassian Corp. PLC - Class A	2.5%
Thermo Fisher Scientific, Inc.	2.5
Sony Group Corp.	2.5
Vestas Wind Systems A/S	2.5
Chart Industries, Inc.	2.4
Total	12.4%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	68.7%
Auto Manufacturers	1.0%
Stellantis N.V.		51,366	$980,832

Auto Parts & Equipment	0.0%
Faurecia S.E.		5	233
Faurecia S.E.		679	32,227

			32,460

Banks	5.7%
DNB Bank ASA		33,107	751,634
FinecoBank Banca Fineco S.p.A.(a)		14,472	262,270
Intesa Sanpaolo S.p.A.		345,660	980,643
JPMorgan Chase & Co.		9,150	1,497,764
Lloyds Banking Group PLC		1,224,697	761,823
Truist Financial Corp.		21,996	1,290,065

			5,544,199

Beverages	1.7%
Coca-Cola Europacific Partners PLC		20,210	1,117,411
Coca-Cola Femsa S.A.B. de C.V. - ADR		10,169	572,210

			1,689,621

Building Materials	2.8%
Cie de Saint-Gobain		18,573	1,250,930
CRH PLC		23,819	1,109,531
Vulcan Materials Co.		2,054	347,455

			2,707,916

Chemicals	2.2%
Air Products & Chemicals, Inc.		3,646	933,777
Linde PLC		4,221	1,238,357

			2,172,134

Commercial Services	1.4%
Allfunds Group PLC(a)		9,403	180,825
Bureau Veritas S.A.		15,732	482,844
Laureate Education, Inc. - Class A(a)		42,011	713,767

			1,377,436

Diversified Financial Services	6.2%
Azimut Holding S.p.A.		31,230	856,756
Charles Schwab (The) Corp.		16,157	1,176,876
CME Group, Inc.		5,525	1,068,425
Julius Baer Group Ltd.		15,337	1,014,410
Mastercard, Inc. - Class A		1,311	455,808
ORIX Corp.		39,400	736,306
Visa, Inc. - Class A		3,376	752,004

			6,060,585

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
Electric	0.8%
Enel S.p.A.		25,359	$194,695
Terna Rete Elettrica Nazionale S.p.A.		89,808	636,993

			831,688

Electrical Component & Equipments	0.5%
ABB Ltd. - REG		15,282	509,382

Food	4.2%
Danone S.A.		16,794	1,146,274
METRO A.G.		19,913	259,154
Mondelez International, Inc. - Class A		12,774	743,191
Nestle S.A. - REG		10,036	1,207,521
Sysco Corp.		9,618	755,013

			4,111,153

Food Service	1.0%
Aramark		14,549	478,080
Compass Group PLC(a)		24,830	508,030

			986,110

Gas	0.9%
Enagas S.A.		38,201	849,004

Healthcare-Products	0.7%
Thermo Fisher Scientific, Inc.		1,253	715,877

Holding Companies-Diversified	0.2%
Alpha Capital Acquisition Co.(a)		7,360	73,306
Austerlitz Acquisition Corp. II(a)		11,063	108,970
CC Neuberger Principal Holdings III(a)		1,852	18,427
Northern Star Investment Corp. III(a)		3,687	36,354

			237,057

Home Builders	0.9%
Sekisui House Ltd.		42,000	882,591

Insurance	1.2%
Allianz S.E. - REG		3,800	857,066
AXA S.A.		9,701	269,882

			1,126,948

Internet	4.4%
Alphabet, Inc. - Class C(a)		535	1,425,941
Amazon.com, Inc.(a)		199	653,723
Facebook, Inc. - Class A(a)		3,572	1,212,301
Naspers Ltd. - Class N		6,462	1,064,860

			4,356,825

Machinery-Diversified	1.3%
Deere & Co.		1,429	478,815
Duerr A.G.		12,943	557,466
GrafTech International Ltd.		26,221	270,601

			1,306,882

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
Media	0.3%
NOS SGPS S.A.		68,883	$275,953

Mining	1.4%
Franco-Nevada Corp.		3,230	419,625
Royal Gold, Inc.		6,112	583,635
Wheaton Precious Metals Corp.		10,682	401,429

			1,404,689

Oil & Gas	3.4%
Eni S.p.A.		78,282	1,042,267
Repsol S.A.		68,950	895,556
TotalEnergies S.E.		30,099	1,442,316

			3,380,139

Pharmaceuticals	5.4%
AstraZeneca PLC		8,987	1,081,896
GlaxoSmithKline PLC		26,315	496,709
Novartis A.G. - REG		10,931	896,782
Pfizer, Inc.		20,955	901,275
Roche Holding A.G. - ADR		20,473	930,907
Sanofi		10,370	998,264
Viatris, Inc.		2,797	37,899

			5,343,732

Pipelines	1.9%
ONEOK, Inc.		14,165	821,429
Williams Cos. (The), Inc.		39,861	1,033,994

			1,855,423

Real Estate	2.5%
Great Eagle Holdings Ltd.		58,000	158,308
Hang Lung Properties Ltd.		160,343	364,489
Hongkong Land Holdings Ltd.		101,279	484,712
Hysan Development Co. Ltd.		57,000	185,499
Kerry Properties Ltd.		323,500	851,404
Realogy Holdings Corp.(a)		21,937	384,775

			2,429,187

Real Estate Investment Trusts	5.2%
Boston Properties, Inc.		4,189	453,878
Champion REIT		923,000	483,102
Columbia Property Trust, Inc.		56,359	1,071,948
Crown Castle International Corp.		7,122	1,234,385
Douglas Emmett, Inc.		14,041	443,836
Frasers Logistics & Commercial Trust		424,749	473,828
JBG SMITH Properties		7,140	211,415
Mapletree Industrial Trust		245,080	501,047
Suntec Real Estate Investment Trust		217,400	225,776

			5,099,215

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
Retail	0.6%
Cie Financiere Richemont S.A. - Class A - REG		6,008	$619,505

Semiconductors	4.7%
Infineon Technologies A.G.		18,669	767,467
NXP Semiconductors N.V.		4,746	929,599
ON Semiconductor Corp.(a)		22,327	1,021,907
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR		8,403	938,195
Texas Instruments, Inc.		4,745	912,036

			4,569,204

Software	3.8%
Bill.com Holdings, Inc.(a)		1,433	382,539
DocuSign, Inc.(a)		872	224,479
Microsoft Corp.		5,700	1,606,944
Oracle Corp.		11,751	1,023,865
SAP S.E.		3,455	468,061

			3,705,888

Telecommunications	2.4%
AT&T, Inc.		16,150	436,211
Cisco Systems, Inc.		8,925	485,788
Telefonica Deutschland Holding A.G.		161,735	460,377
Vodafone Group PLC		616,285	932,218

			2,314,594

TOTAL COMMON STOCKS (Cost $55,662,021)			67,476,229

	Percentage of Net Assets	Principal Amount	Value
CONVERTIBLE BONDS	4.0%
Internet	1.7%
Airbnb, Inc. 0.00%, 03/15/26(b)		$510,000	501,075
Spotify U.S.A., Inc. 0.00%, 03/15/26(b)		770,000	693,770
Twitter, Inc. 0.00%, 03/15/26(b)		510,000	473,453

			1,668,298

Media	0.7%
Liberty Latin America Ltd. 2.00%, 07/15/24		695,000	705,425

Software	1.6%
Alteryx, Inc. 1.00%, 08/01/26		760,000	701,100
Fastly, Inc. 0.00%, 03/15/26(b)		1,010,000	849,663

			1,550,763

TOTAL CONVERTIBLE BONDS (Cost $3,998,689)			3,924,486

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount	Value
CORPORATE BONDS	13.3%
Advertising	1.3%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/28(b)		$1,200,000	$1,250,688

Aerospace/Defense	0.4%
Boeing (The) Co. 5.81%, 05/01/50		320,000	426,551

Banks	1.4%
Bank of America Corp. (Variable, ICE LIBOR USD 3M + 2.66%) 4.30%, 01/28/25(c)		450,000	457,875
JPMorgan Chase & Co. (Variable, U.S. SOFR + 2.75%) 4.00%, 04/01/25(c)		900,000	903,825

			1,361,700

Diversified Financial Services	0.6%
Charles Schwab Corp. (The) (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.97%) 5.38%, 06/01/25(c)		550,000	611,187

Electrical Component & Equipments	0.5%
WESCO Distribution, Inc. 7.25%, 06/15/28(b)		400,000	443,000

Healthcare-Services	0.6%
Encompass Health Corp. 4.63%, 04/01/31		440,000	462,462
IQVIA, Inc. 5.00%, 10/15/26(b)		150,000	153,730

			616,192

Internet	3.0%
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 5.25%, 12/01/27(b)		420,000	437,850
GrubHub Holdings, Inc. 5.50%, 07/01/27(b)		450,000	466,875
Netflix, Inc. 6.38%, 05/15/29		505,000	638,825
TripAdvisor, Inc. 7.00%, 07/15/25(b)		655,000	694,300
Uber Technologies, Inc. 8.00%, 11/01/26(b)		635,000	671,116

			2,908,966

Media	2.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/23(b)		1,650,000	1,657,722

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount	Value
ViacomCBS, Inc.,
(Variable, ICE LIBOR USD 3M + 3.90%) 5.88%, 02/28/57(c)		$350,000	$354,392
(Variable, ICE LIBOR USD 3M + 3.90%) 6.25%, 02/28/57(c)		250,000	286,250

			2,298,364

Packing & Containers	0.5%
Berry Global, Inc. 4.88%, 07/15/26(b)		300,000	315,015
Plastipak Holdings, Inc. 6.25%, 10/15/25(b)		200,000	203,625

			518,640

Pipelines	0.8%
DCP Midstream L.P. (Variable, ICE LIBOR USD 3M + 5.15%) 7.38%, 12/15/22(c)		800,000	778,000

Real Estate	0.5%
Realogy Group LLC/Realogy Co-Issuer Corp. 9.38%, 04/01/27(b)		475,000	521,906

Real Estate Investment Trusts	1.0%
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc. 5.75%, 02/01/27		700,000	805,000
SBA Communications Corp. 3.13%, 02/01/29(b)		175,000	169,094

			974,094

Software	0.4%
SS&C Technologies, Inc. 5.50%, 09/30/27(b)		325,000	343,178

TOTAL CORPORATE BONDS (Cost $12,957,833)			13,052,466

	Percentage of Net Assets	Shares	Value
EXCHANGE TRADED FUNDS	3.0%
iShares Gold Trust(a)		40,351	1,348,127
iShares Hang Seng TECH ETF(a)		141,100	229,381
SPDR Gold Shares(a)		8,208	1,347,918

TOTAL EXCHANGE TRADED FUNDS (Cost $2,531,880)			2,925,426

	Percentage of Net Assets	Principal Amount	Value
FOREIGN ISSUER BONDS	2.7%
Media	0.7%
Videotron Ltd. 5.13%, 04/15/27(b)		700,000	724,500

Packing & Containers	1.1%
OI European Group B.V. 4.00%, 03/15/23(b)		1,025,000	1,045,500

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Principal Amount	Value
Telecommunications	0.9%
Altice France S.A., 8.13%, 02/01/27(b)		$650,000	$699,400
5.50%, 01/15/28(b)		200,000	203,345

			902,745

TOTAL FOREIGN ISSUER BONDS (Cost $2,688,111)			2,672,745

	Percentage of Net Assets	Shares	Value
PREFERRED STOCKS	2.7%
Beverages	0.4%
Embotelladora Andina S.A. - Class B 5.14%(d)		167,691	361,959

Real Estate Investment Trusts	0.5%
Vornado Realty Trust 5.70%		20,375	509,782

Semiconductors	0.9%
Samsung Electronics Co. Ltd. 2.10%(d)		14,504	848,956

Telecommunications	0.9%
2020 Cash Mandatory Exchangeable Trust (a)(b)		790	893,308

PREFERRED STOCKS (Cost $2,339,908)			2,614,005

WARRANTS	0.1%
Diversified Financial Services	0.1%
Motive Capital Corp., Exp. 12/09/25, Strike $11.50(a)		62,286	77,858

Retail	0.0%
Cie Financiere Richemont S.A., Exp. 11/22/23, Strike $67.00(a)		11,760	5,552

TOTAL WARRANTS (Cost $72,577)			83,410

CLOSED-END FUNDS	0.4%
Eagle Point Credit Co., Inc.		33,024	449,787

TOTAL CLOSED-END FUNDS (Cost $345,233)			449,787

SHORT-TERM INVESTMENTS	2.5%
Northern Institutional Treasury Portfolio (Premier Class), 0.01%(e)		2,393,587	2,393,587

TOTAL SHORT-TERM INVESTMENTS (Cost $2,393,587)			2,393,587

TOTAL INVESTMENTS (Cost $82,989,839)	97.4%		95,592,141
NET OTHER ASSETS (LIABILITIES)	2.6%		2,578,624

NET ASSETS	100.0%		$98,170,765

(a)Non-income producing security.

(b)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(c)Floating rate security. The rate presented is the rate in effect at September 30, 2021, and the related index and spread are shown parenthetically for each security.

(d)Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

(e)7-day current yield as of September 30, 2021 is disclosed.

Abbreviations:

ADR – American Depositary Receipt

REG – Registered

REIT – Real Estate Investment Trust

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM GLOBAL INCOME BUILDER FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

At September 30, 2021, the JOHCM Global Income Builder Fund’s investments were concentrated as follows:

Country Allocation (Unaudited)	Percentage of Net Assets
United States	55.1%
France	6.6
Switzerland	5.3
Italy	4.0
United Kingdom	3.9
Germany	3.4
Netherlands	3.2
Hong Kong	2.8
Spain	1.8
Japan	1.6
Canada	1.6
Singapore	1.2
Ireland	1.1
Chile	1.1
South Africa	1.1
Taiwan	1.0
South Korea	0.9
Norway	0.8
Mexico	0.6
Portugal	0.3
Total	97.4%

5 Largest Security Positions
Issuer	% of Net Assets
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/1/23	1.7%
Microsoft Corp.	1.7
JPMorgan Chase & Co.	1.5
TotalEnergies S.E	1.5
Alphabet, Inc. - Class C	1.5
Total	7.9%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	92.2%
Belgium	2.4%
Proximus SADP		4,232	$83,669

Canada	2.4%
Alimentation Couche-Tard, Inc. - Class B		2,201	84,210

Denmark	2.5%
Orsted A/S(a)		649	85,629

Finland	2.8%
Wartsila OYJ Abp		8,207	98,279

France	13.5%
Bureau Veritas S.A.		1,422	43,644
Coface S.A.		5,909	74,410
Safran S.A.		453	56,797
Sanofi		1,773	170,677
Thales S.A.		1,282	123,806

			469,334

Germany	13.2%
Continental A.G.(b)		1,031	113,030
Deutsche Boerse A.G.		750	122,090
Henkel A.G. & Co. KGaA		933	80,501
SAP S.E.		685	92,799
Vitesco Technologies Group A.G.(b)		797	47,095

			455,515

Ireland	1.4%
CRH PLC		1,048	48,885

Italy	4.0%
Enel S.p.A.		17,842	136,983

Japan	9.2%
KDDI Corp.		3,083	101,886
Nippon Gas Co. Ltd.		4,100	56,547
Nippon Telegraph & Telephone Corp.		2,204	60,930
Sugi Holdings Co. Ltd.		1,360	98,930

			318,293

Netherlands	2.3%
SBM Offshore N.V.		4,564	80,931

Portugal	2.4%
Galp Energia SGPS S.A.		7,448	84,348

Spain	3.6%
Iberdrola S.A.		12,311	122,957

Sweden	3.1%
Svenska Handelsbanken AB - Class A		9,602	107,712

Switzerland	3.5%
Roche Holding A.G. (Genusschein)		242	88,307
Schindler Holding A.G. - REG		125	32,137

			120,444

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
United Kingdom	23.1%
B&M European Value Retail S.A.		12,880	$102,257
Compass Group PLC(b)		2,789	57,064
Ferguson PLC		335	46,439
HomeServe PLC		4,894	59,491
Informa PLC(b)		7,336	53,754
Johnson Matthey PLC		2,313	83,425
Lancashire Holdings Ltd.		12,581	94,765
Reckitt Benckiser Group PLC		1,123	87,896
Rio Tinto PLC		1,177	77,713
Smith & Nephew PLC		3,105	53,324
Unilever PLC		1,569	84,628

			800,756

United States	2.8%
Philip Morris International, Inc.		1,033	97,918

TOTAL COMMON STOCKS (Cost $3,033,924)			3,195,863

TOTAL INVESTMENTS (Cost $3,033,924)	92.2%		3,195,863
NET OTHER ASSETS (LIABILITIES)	7.8%		269,010

NET ASSETS	100.0%		$3,464,873

(a) Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b) Non-income producing security.

Abbreviations:

REG – Registered

At September 30, 2021 the industry sectors for the JOHCM International Opportunities Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	8.7%
Consumer Discretionary	9.2
Consumer Staples	15.4
Energy	4.8
Financials	11.5
Health Care	9.0
Industrials	13.3
Information Technology	2.7
Materials	6.0
Utilities	11.6

Total	92.2%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

At September 30, 2021, the JOHCM International Opportunities Fund’s investments were concentrated as follows:

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Electric	10.0%
Retail	8.2
Pharmaceuticals	7.5
Telecommunications	7.1
Aerospace/Defense	5.2
Insurance	4.9
Household Products/Wares	4.9
Auto Parts & Equipment	4.6
Diversified Financial Services	3.5
Banks	3.1
Distribution/Wholesale	3.0
Shipbuilding	2.8
Agriculture	2.8
Software	2.7
Cosmetics/Personal Care	2.4
Oil & Gas	2.4
Chemicals	2.4
Oil & Gas Services	2.3
Mining	2.3
Engineering & Construction	1.7
Food Service	1.7
Media	1.6
Healthcare-Products	1.5
Building Materials	1.4
Commercial Services	1.3
Hand/Machine Tools	0.9
Total	92.2%

5 Largest Security Positions
Issuer	% of Net Assets
Sanofi	4.9%
Enel S.p.A	4.0
Thales S.A	3.6
Iberdrola S.A	3.6
Deutsche Boerse A.G	3.5
Total	19.6%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM INTERNATIONAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	95.7%
Australia	1.4%
Fortescue Metals Group Ltd.		17,705,978	$186,719,165

Canada	1.6%
Magna International, Inc.		2,735,661	205,876,525

Denmark	6.1%
Novo Nordisk A/S - Class B		2,626,951	252,673,475
Orsted A/S(a)		1,874,054	247,263,696
Vestas Wind Systems A/S		7,320,494	293,087,377

			793,024,548

France	3.9%
L’Oreal S.A.		561,577	231,775,348
Schneider Electric S.E.		1,649,891	274,311,186

			506,086,534

Germany	11.2%
BioNTech S.E. - ADR(b)		836,252	228,288,433
Continental A.G.(b)		1,708,246	187,276,936
Daimler A.G. - REG		2,769,959	246,236,515
Deutsche Boerse A.G.		1,576,396	256,615,872
Infineon Technologies A.G.		6,410,514	263,530,798
Merck KGaA		1,208,723	262,847,621
Vitesco Technologies Group A.G.(b)		341,649	20,183,218

			1,464,979,393

Hong Kong	2.1%
Hong Kong Exchanges & Clearing Ltd.		4,445,435	269,830,174

Ireland	6.6%
Accenture PLC - Class A		815,149	260,782,468
Aptiv PLC(b)		1,866,482	278,049,823
ICON PLC(b)		1,236,493	323,985,896

			862,818,187

Italy	3.9%
FinecoBank Banca Fineco S.p.A.(b)		15,766,652	285,732,338
Nexi S.p.A.(a)(b)		12,292,078	229,330,255

			515,062,593

Japan	22.6%
Advantest Corp.		3,202,800	286,944,747
CyberAgent, Inc.		13,144,500	254,570,454
Fujitsu Ltd.		1,503,300	273,015,185
Japan Exchange Group, Inc.		11,404,000	283,023,247
ORIX Corp.		15,390,800	287,622,811
PeptiDream, Inc.(b)		2,720,400	88,564,845
Recruit Holdings Co. Ltd.		5,097,579	310,826,413
SBI Holdings, Inc.		10,517,583	259,492,368
Sony Group Corp.		2,579,000	287,201,132

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM INTERNATIONAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
Tokyo Electron Ltd.		599,868	$264,423,284
Z Holdings Corp.		55,688,300	357,380,024

			2,953,064,510

Netherlands	10.1%
Adyen N.V.(a)(b)		92,449	257,060,077
ASML Holding N.V.		376,903	278,030,930
Koninklijke Ahold Delhaize N.V.		8,813,198	292,186,708
Koninklijke DSM N.V.		1,424,337	284,694,843
Prosus N.V.(b)		2,596,761	204,516,236

			1,316,488,794

South Korea	1.5%
SK Hynix, Inc.		2,316,016	199,711,186

Spain	1.6%
Siemens Gamesa Renewable Energy S.A.(b)		8,479,274	214,330,825

Switzerland	4.4%
Lonza Group A.G. - REG		360,542	270,114,788
STMicroelectronics N.V.		6,832,918	297,898,097

			568,012,885

Taiwan	1.8%
MediaTek, Inc.		7,417,206	239,081,072

United Kingdom	16.9%
Anglo American PLC		6,108,753	210,720,589
Ashtead Group PLC		3,635,785	275,798,406
B&M European Value Retail S.A.		34,757,416	275,945,349
Barclays PLC		103,099,533	262,943,629
CNH Industrial N.V.		15,890,141	269,055,633
Compass Group PLC(b)		11,691,829	239,218,430
IHS Markit Ltd.		2,417,949	281,981,212
Linde PLC		934,456	277,842,184
THG PLC(b)		17,524,266	118,887,330

			2,212,392,762

TOTAL COMMON STOCKS (Cost $9,573,215,353)			12,507,479,153

TOTAL INVESTMENTS (Cost $9,573,215,353)	95.7%		12,507,479,153
NET OTHER ASSETS (LIABILITIES)	4.3%		566,796,776

NET ASSETS	100.0%		$13,074,275,929

(a)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

(b)Non-income producing security.

Abbreviations:

ADR – American Depositary Receipt

REG – Registered

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM INTERNATIONAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

At September 30, 2021 the industry sectors for the JOHCM International Select Fund were:

Sector Allocation (Unaudited)	% of Net Assets
Communication Services	4.7%
Consumer Discretionary	15.8
Consumer Staples	4.0
Financials	14.6
Health Care	10.9
Industrials	14.7
Information Technology	21.8
Materials	7.3
Utilities	1.9
Total	95.7%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM INTERNATIONAL SELECT FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

At September 30, 2021, the JOHCM International Select Fund’s investments were concentrated as follows:

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Semiconductors	14.0%
Diversified Financial Services	10.4
Commercial Services	10.4
Internet	7.2
Auto Parts & Equipment	5.3
Healthcare-Services	5.2
Chemicals	4.3
Banks	4.2
Computers	4.1
Pharmaceuticals	3.9
Energy-Alternate Sources	3.9
Food	2.2
Home Furnishings	2.2
Retail	2.1
Electrical Component & Equipments	2.1
Machinery-Diversified	2.1
Electric	1.9
Auto Manufacturers	1.9
Food Service	1.8
Cosmetics/Personal Care	1.8
Biotechnology	1.7
Mining	1.6
Iron/Steel	1.4
Total	95.7%

5 Largest Security Positions
Issuer	% of Net Assets
Z Holdings Corp.	2.7%
ICON PLC	2.5
Recruit Holdings Co. Ltd.	2.4
STMicroelectronics N.V	2.3
Vestas Wind Systems A/S	2.3
Total	12.2%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

REGNAN GLOBAL EQUITY IMPACT SOLUTIONS

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
CLOSED-END FUNDS	1.1%
United Kingdom	1.1%
Syncona Ltd.(a)		9,289	$21,155

TOTAL CLOSED-END FUNDS (Cost $24,953)			21,155

COMMON STOCKS	98.5%
Australia	1.5%
Brambles Ltd.		3,657	28,444

Austria	4.3%
Lenzing A.G.(a)		671	81,078

Belgium	3.7%
Umicore S.A.		1,180	69,925

Brazil	6.0%
Afya Ltd. - Class A(a)		3,148	62,142
YDUQS Participacoes S.A.		11,311	49,350

			111,492

Denmark	7.4%
Novo Nordisk A/S - Class B		854	82,142
Orsted A/S(b)		425	56,075

			138,217

France	8.6%
Hoffmann Green Cement Technologies S.A.S.(a)		170	5,769
Sartorius Stedim Biotech		138	77,029
Valeo		2,801	78,165

			160,963

Germany	13.4%
Befesa S.A.(b)		1,115	85,097
Carl Zeiss Meditec A.G. - Bearer		261	50,172
Duerr A.G.		1,768	76,149
Hella GmbH & Co. KGaA		324	22,681
ProCredit Holding A.G. & Co. KGaA		1,642	15,141

			249,240

Indonesia	3.9%
Bank Rakyat Indonesia Persero Tbk PT		271,311	72,107

Japan	4.1%
Horiba Ltd.		1,091	76,397

Netherlands	7.2%
Alfen Beheer B.V.(a)(b)		701	73,693
QIAGEN N.V.(a)		1,159	60,262

			133,955

Norway	2.8%
TOMRA Systems ASA		1,011	52,782

Spain	1.7%
Siemens Gamesa Renewable Energy S.A.(a)		1,262	31,899

Switzerland	4.2%
Lonza Group A.G. - REG		104	77,916

See Notes to Financial Statements.

JOHCM FUNDS TRUST

REGNAN GLOBAL EQUITY IMPACT SOLUTIONS

SCHEDULE OF INVESTMENTS

September 30, 2021

	Percentage of Net Assets	Shares	Value
United Kingdom	3.9%
Abcam PLC(a)		1,074	$21,358
Autolus Therapeutics PLC - ADR(a)		6,457	42,293
Home REIT PLC		3,896	5,694
Ilika PLC(a)		1,973	3,700

			73,045

United States	25.8%
Agilent Technologies, Inc.		451	71,046
ANSYS, Inc.(a)		215	73,197
Ecolab, Inc.		90	18,776
Evoqua Water Technologies Corp.(a)		2,457	92,285
Hannon Armstrong Sustainable Infrastructure Capital, Inc.		1,350	72,198
PTC, Inc.(a)		656	78,582
Xylem, Inc.		609	75,321

			481,405

TOTAL COMMON STOCKS (Cost $1,988,966)			1,838,865

TOTAL INVESTMENTS (Cost $2,013,919)	99.6%		1,860,020
NET OTHER ASSETS (LIABILITIES)	0.4%		7,675

NET ASSETS	100.0%		$1,867,695

(a)Non-income producing security.

(b)Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers.

Abbreviations:

ADR – American Depositary Receipt .

REG – Registered

REIT – Real Estate Investment Trust

At September 30, 2021 the industry sectors for the Regnan Global Equity Impact Solutions were:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Discretionary	11.4%
Financials	9.7
Health Care	25.8
Industrials	27.8
Information Technology	12.2
Materials	9.4
Real Estate	0.3
Utilities	3.0
Total	99.6%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

REGNAN GLOBAL EQUITY IMPACT SOLUTIONS

SCHEDULE OF INVESTMENTS

September 30, 2021

At September 30, 2021, the Regnan Global Equity Impact Solutions’ investments were concentrated as follows:

Market Exposure (Unaudited)
Equity Securities	% of Net Assets
Healthcare-Products	10.0%
Chemicals	9.1
Software	8.1
Machinery-Diversified	8.1
Electronics	8.1
Electric	7.9
Commercial Services	7.5
Environmental Control	7.4
Auto Parts & Equipment	5.4
Diversified Financial Services	4.7
Pharmaceuticals	4.4
Healthcare-Services	4.2
Engineering & Construction	4.0
Banks	3.9
Biotechnology	3.4
Energy-Alternate Sources	1.7
Closed-End Funds	1.1
Building Materials	0.3
Real Estate Investment Trusts	0.3
Total	99.6%

5 Largest Security Positions
Issuer	% of Net Assets
Evoqua Water Technologies Corp.	5.0%
Befesa S.A	4.6
Novo Nordisk A/S - Class B	4.4
Lenzing A.G	4.3
PTC, Inc.	4.2
Total	22.5%

See Notes to Financial Statements.

JOHCM FUNDS TRUST

STATEMENTS OF ASSETS & LIABILITIES

September 30, 2021

	JOHCM Credit Income Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Global Select Fund
Assets:
Investments, at cost	$5,145,542	$701,008,940	$39,425,669	$372,536,246
Investments, at value	5,191,118	804,148,241	45,999,218	544,007,904
Cash	—	25,868,209	1,814,174	28,062,452
Foreign currency (Cost: $0, $163,401, $108,273, $1,157,534, $498,955, $0, $22,742,234 and $0, respectively)	—	163,401	107,649	1,157,534
Receivable for interest	57,191	—	—	—
Receivable for dividends	1,685	604,890	73,274	182,942
Reclaims receivable	—	—	5,840	332,443
Receivable for investments sold	114,045	—	478,013	—
Receivable for capital shares sold	—	972,069	130	—
Receivable from service providers	97,145	105,051	34,812	33,522
Receivable from investment adviser	3,074	—	37,699	—
Prepaid expenses	40,439	20,485	4,606	26,882

Total Assets	5,504,697	831,882,346	48,555,415	573,803,679

Liabilities:
Securities purchased payable	153,298	—	615,930	3,098
Capital shares redeemed payable	—	263,438	3,741	69,222
Distributions payable to shareholders	2,207	—	—	—
Investment advisory fees payable	2,372	632,136	51,640	440,597
Accounting and Administration fees payable	100,944	593,229	146,386	248,829
Distribution (Rule 12b-1) fees payable	1	9,102	1,279	4,297
Regulatory and Compliance fees payable	78	13,021	727	9,141
Risk Officer fees payable	1	215	12	149
Trustee fees payable	—	5	—	4
Deferred foreign capital gains tax payable	—	445,963	210,721	—
Accrued expenses and other payables	12,280	75,367	37,477	37,215

Total Liabilities	271,181	2,032,476	1,067,913	812,552

Net Assets	$5,233,516	$829,849,870	$47,487,502	$572,991,127

Net Assets:
Paid in capital	$5,158,674	$718,156,868	$29,115,907	$306,312,145
Distributable earnings (loss)	74,842	111,693,002	18,371,595	266,678,982

Net Assets	$5,233,516	$829,849,870	$47,487,502	$572,991,127

Net Assets:
Advisor	$10,208	$81,461,946	$15,208,774	$49,720,638
Investor	—	9,853,617	—	—
Institutional	5,223,308	738,534,307	32,278,728	523,270,489
Share of Common Stock Outstanding:
Advisor	1,008	6,417,768	828,811	2,324,448
Investor	—	777,459	—	—
Institutional	514,797	58,005,036	1,756,341	24,384,065
Net Asset Value per Share:
Advisor	$10.13	$12.69	$18.35	$21.39
Investor	—	12.67	—	—
Institutional	10.15	12.73	18.38	21.46

See Notes to Financial Statements.

JOHCM Global Income Builder Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	Regnan Global Equity Impact Solutions

$82,989,839	$3,033,924	$9,573,215,353	$2,013,919
95,592,141	3,195,863	12,507,479,153	1,860,020
—	291,111	522,102,237	9,238
490,314	—	22,742,150	—
241,140	—	—	—
204,995	5,254	15,562,118	888
223,563	12,199	15,097,299	—
2,024,443	—	2,281,788	—
19,985	—	7,753,804	—
63,851	90,669	673,567	—
—	—	—	12,993
41,503	1,984	205,767	—

98,901,935	3,597,080	13,093,897,883	1,883,139

406,445	12,170	—	—
16,225	—	2,984,604	—
105,543	—	—	—
66,876	5,797	10,047,799	1,227
115,512	103,085	5,492,319	2,306
701	—	173,458	—
1,505	54	205,349	12
24	1	3,288	—
1	—	84	—
—	—	—	—
18,338	11,100	715,053	11,899

731,170	132,207	19,621,954	15,444

$98,170,765	$3,464,873	$13,074,275,929	$1,867,695

$84,613,089	$2,996,831	$8,936,626,644	$2,021,847
13,557,676	468,042	4,137,649,285	(154,152)

$98,170,765	$3,464,873	$13,074,275,929	$1,867,695

$8,213,171	$—	$—	$—
61,056	—	800,457,226	—
89,896,538	3,464,873	12,273,818,703	1,867,695

739,789	—	—	—
5,503	—	25,762,762	—
8,096,276	293,022	394,919,442	202,493

$11.10	$—	$—	$—
11.10	—	31.07	—
11.10	11.82	31.08	9.22

See Notes to Financial Statements.

JOHCM FUNDS TRUST

STATEMENTS OF OPERATIONS

For the year ended September 30, 2021

	JOHCM Credit Income Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Global Select Fund
Investment Income:
Dividend income (Net of foreign withholding tax of $341, $2,722,139, $118,731, $330,905, $210,216, $12,081, $17,542,311 and $0)	$15,550	$20,913,654	$848,243	$6,189,482
Interest income	175,086	—	—	—

Total investment income	190,636	20,913,654	848,243	6,189,482

Operating expenses:
Investment advisory	28,287	7,143,120	648,263	5,005,998
Distribution (Rule 12b-1) fees - Advisor Shares	6	87,880	16,170	47,457
Distribution (Rule 12b-1) fees - Investor Shares	—	44,882	—	—
Accounting and Administration	141,815	708,071	161,251	267,318
Regulatory and Treasurer Service fees	553	81,373	5,230	56,998
Shareholder Services - Institutional Shares	—	3,853	—	23,818
JOHCM Compliance	17	3,064	173	2,183
Trustees	198	32,320	2,006	22,490
Legal	21,343	6,150	356	4,351
Risk Officer	—	3,928	254	2,756
Registration	21,868	91,734	33,038	36,539
Printing	9,057	41,654	1,076	7,183
Interest expense	—	—	734	953
Other	2,609	83,856	67,370	41,778

Total expenses before reductions	225,753	8,331,885	935,921	5,519,822

Expenses reimbursed by investment advisor	(72,630)	(1,430)	(121,435)	(989)
Expenses reduced by service providers	(122,906)	(103,301)	(34,726)	(31,772)

Total expense reimbursements	(195,536)	(104,731)	(156,161)	(32,761)

Net expenses	30,217	8,227,154	779,760	5,487,061

Net investment income (loss)	160,419	12,686,500	68,483	702,421

Realized and Unrealized Gains (Losses) from Investment Activities:
Net realized gains (losses) from investment transactions	36,684	54,573,110	16,377,446	99,867,327
Net realized gains (losses) from foreign currency transactions	—	(63,045)	(43,898)	(111,062)
Net realized gains from forward foreign currency exchange contracts	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	72,894	46,868,846	(249,338)	40,168,019
Change in unrealized appreciation (depreciation) on foreign currency	—	7,294	3,060	(22,986)
Change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	—	—	—	—

Net realized and unrealized gains (losses) from investment activities	109,578	101,386,205	16,087,270	139,901,298

Change in Net Assets Resulting from Operations	$269,997	$114,072,705	$16,155,753	$140,603,719

See Notes to Financial Statements.

JOHCM Global Income Builder Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	Regnan Global Equity Impact Solutions(a)

$2,516,398	$95,304	$187,531,286	$581
852,897	—	—	—

3,369,295	95,304	187,531,286	581

611,230	26,240	108,677,435	1,555
7,968	—	—	—
193	—	1,839,201	—
155,782	145,756	5,829,086	3,165
9,344	381	1,245,133	7
—	—	499,931	—
363	11	50,003	6
3,648	161	491,095	13
714	22	98,633	2,620
449	18	59,440	—
29,564	19,831	289,196	6,301
7,824	654	200,651	1,080
—	—	19,444	—
12,018	7,682	775,061	3,437

839,097	200,756	120,074,309	18,184

(64,790)	(47,718)	(21,314)	(16,338)
(102,436)	(121,852)	(671,811)	—

(167,226)	(169,570)	(693,125)	(16,338)

671,871	31,186	119,381,184	1,846

2,697,424	64,118	68,150,102	(1,265)

3,633,748	309,774	1,247,709,705	(246)
34,981	(160)	997,983	(1,893)
4,605	—	—	—
6,624,010	81,165	350,589,516	(153,899)
(18,256)	(330)	(466,350)	(7)
(17,209)	—	—	—

10,261,879	390,449	1,598,830,854	(156,045)

$12,959,303	$454,567	$1,666,980,956	$(157,310)

(a)	For the period from August 23, 2021, commencement of operations, to September 30, 2021.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2021 and 2020

	JOHCM Credit Income Fund		JOHCM Emerging Markets Opportunities Fund		JOHCM Emerging Markets Small Mid Cap Equity Fund
	2021	2020(a)	2021	2020	2021	2020
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$160,419	$17,097	$12,686,500	$5,928,823	$68,483	$156,185
Net realized gains (losses) from investments and foreign currency transactions	36,684	1,801	54,510,065	(51,111,188)	16,333,548	2,217,497
Change in unrealized appreciation (depreciation) on investments and foreign currency	72,894	(27,318)	46,876,140	71,492,587	(246,278)	4,804,461

Change in net assets resulting from operations	269,997	(8,420)	114,072,705	26,310,222	16,155,753	7,178,143

Dividends paid to shareholders:
From distributable earnings:
Advisor Shares	(191)	—	(880,457)	(3,215,212)	(66,920)	(2,460)
Investor Shares	—	—	(172,913)	(513,302)	—	—
Institutional Shares	(169,720)	(17,962)	(7,218,773)	(19,514,553)	(154,806)	(175,677)

Total dividends paid to shareholders	(169,911)	(17,962)	(8,272,143)	(23,243,067)	(221,726)	(178,137)

Capital Transactions:
Advisor Shares	10,160	—	(7,468,006)	(3,464,722)	(4,406,194)	10,867,243
Investor Shares	—	—	(7,024,857)	960,552	—	—
Institutional Shares	134,384	5,015,268	104,316,360	50,387,584	(7,687,431)	1,495,200

Change in net assets from capital transactions	144,544	5,015,268	89,823,497	47,883,414	(12,093,625)	12,362,443

Change in net assets	244,630	4,988,886	195,624,059	50,950,569	3,840,402	19,362,449
Net assets:
Beginning of year	4,988,886	—	634,225,811	583,275,242	43,647,100	24,284,651

End of year	$5,233,516	$4,988,886	$829,849,870	$634,225,811	$47,487,502	$43,647,100

(a)	For the period from August 17, 2020, commencement of operations, to September 30, 2020.

See Notes to Financial Statements.

JOHCM Global Select Fund		JOHCM Global Income Builder Fund		JOHCM International Opportunities Fund		JOHCM International Select Fund
2021	2020	2021	2020	2021	2020	2021	2020

$702,421	$(160,367)	$2,697,424	$2,005,315	$64,118	$37,706	$68,150,102	$37,829,061
99,756,265	26,067,936	3,673,334	(1,239,550)	309,614	(24,000)	1,248,707,688	310,825,367
40,145,033	60,644,040	6,588,545	2,561,705	80,835	(16,010)	350,123,166	1,522,978,530

140,603,719	86,551,609	12,959,303	3,327,470	454,567	(2,304)	1,666,980,956	1,871,632,958

(2,257,927)	(21,676,588)	(264,475)	(216,406)	—	—	—	(78,543,873)
—	—	(2,524)	(3,037)	—	—	(18,199,079)	(4,463,461)
(24,723,249)	(31,391,428)	(2,838,902)	(2,660,890)	(76,392)	(53,453)	(309,630,745)	—

(26,981,176)	(53,068,016)	(3,105,901)	(2,880,333)	(76,392)	(53,453)	(327,829,824)	(83,007,334)

734,630	(113,508,495)	45,443	490,238	—	—	—	—
—	—	(30,476)	12,370	—	—	74,878,491	(58,985,362)
(3,324,905)	158,647,691	5,101,698	(30,393,091)	151,228	690,598	1,384,755,982	134,382,072

(2,590,275)	45,139,196	5,116,665	(29,890,483)	151,228	690,598	1,459,634,473	75,396,710

111,032,268	78,622,789	14,970,067	(29,443,346)	529,403	634,841	2,798,785,605	1,864,022,334

461,958,859	383,336,070	83,200,698	112,644,044	2,935,470	2,300,629	10,275,490,324	8,411,467,990

$572,991,127	$461,958,859	$98,170,765	$83,200,698	$3,464,873	$2,935,470	$13,074,275,929	$10,275,490,324

See Notes to Financial Statements.

JOHCM FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2021 and 2020

Regnan Global Equity Impact Solutions
2021(b)

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,265)
Net realized gains (losses) from investments and foreign currency transactions	(2,139)
Change in unrealized appreciation (depreciation) on investments and foreign currency	(153,906)

Change in net assets resulting from operations	(157,310)

Dividends paid to shareholders:
From distributable earnings:
Institutional Shares	—

Total dividends paid to shareholders	—

Capital Transactions:
Institutional Shares	2,025,005

Change in net assets from capital transactions	2,025,005

Change in net assets	1,867,695
Net assets:
Beginning of year	—

End of year	$1,867,695

(b)	For the period from August 23, 2021, commencement of operations, to September 30, 2021.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Advisor Shares
JOHCM Credit Income Fund	Period Ended September 30, 2021(a)

Net asset value, beginning of year	$10.16

Income (loss) from investment operations:
Net investment income(b)	0.24
Net realized and unrealized losses from investments and foreign currency	(0.08)

Total from investment operations	0.16

Less distributions paid:
From net investment income	(0.19)

Total distributions paid	(0.19)

Change in net asset value	(0.03)

Net asset value, end of year	$10.13

Total return(c)	1.61%
Ratios/Supplemental data:

Net assets, end of year (000’s)	$10
Ratio of net expenses to average net assets	0.69	%(d)
Ratio of net investment income to average net assets	3.03	%(d)
Ratio of gross expenses to average net assets	4.39	%(d)
Portfolio turnover rate(e)	84.76	%(c)

(a)	For the period from December 18, 2020, commencement of operations, to September 30, 2021.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
JOHCM Credit Income Fund	Year Ended September 30, 2021	Period Ended September 30, 2020(a)

Net asset value, beginning of year	$9.95	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.32	0.03
Net realized and unrealized gains (losses) from investments and foreign currency	0.21	(0.04)

Total from investment operations	0.53	(0.01)

Less distributions paid:
From net investment income	(0.32)	(0.04)
From net realized gains	(0.01)	—

Total distributions paid	(0.33)	(0.04)

Change in net asset value	0.20	(0.05)

Net asset value, end of year	$10.15	$9.95

Total return(c)	5.27%	(0.14%)
Ratios/Supplemental data:

Net assets, end of year (000’s)	$5,224	$4,989
Ratio of net expenses to average net assets	0.59%	0.65	%(d)
Ratio of net investment income to average net assets	3.11%	2.85	%(d)
Ratio of gross expenses to average net assets	4.39%	5.47	%(d)
Portfolio turnover rate(e)	84.76%	5.72	%(c)

(a)	For the period from August 17, 2020, commencement of operations, to September 30, 2020.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Advisor Shares
JOHCM Emerging Markets Opportunities Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of year	$10.81	$10.75	$11.38	$11.96	$10.04

Income (loss) from investment operations:
Net investment income(a)	0.20	0.08	0.40	0.14	0.10
Net realized and unrealized gains (losses) from investments and foreign currency	1.81	0.40	(0.59)	(0.27)	1.89

Total from investment operations	2.01	0.48	(0.19)	(0.13)	1.99

Less distributions paid:
From net investment income	(0.13)	(0.42)	(0.10)	(0.07)	(0.07)
From net realized gains	—	—	(0.34)	(0.38)	—

Total distributions paid	(0.13)	(0.42)	(0.44)	(0.45)	(0.07)

Change in net asset value	1.88	0.06	(0.63)	(0.58)	1.92

Net asset value, end of year	$12.69	$10.81	$10.75	$11.38	$11.96

Total return	18.64%	4.37%	(1.31%)	(1.30%)	20.09%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$81,462	$75,971	$83,555	$99,577	$71,650
Ratio of net expenses to average net assets	1.12%	1.20%	1.32%	1.34%	1.38%
Ratio of net investment income to average net assets	1.51%	0.81%	3.71%	1.15%	0.92%
Ratio of gross expenses to average net assets	1.13%	1.20%	1.32%	1.34%	1.38%
Ratio of expense recoupment to average net assets	—	—	— (b)	0.02%	0.01%
Portfolio turnover rate(c)	38.60%	53.30%	35.35%	31.87%	22.62%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Amount rounds to less 0.005%.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Investor Shares
JOHCM Emerging Markets Opportunities Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of year	$10.80	$10.74	$11.36	$11.95	$10.03

Income (loss) from investment operations:
Net investment income(a)	0.19	0.08	0.41	0.12	0.08
Net realized and unrealized gains (losses) from investments and foreign currency	1.80	0.38	(0.60)	(0.27)	1.90

Total from investment operations	1.99	0.46	(0.19)	(0.15)	1.98

Less distributions paid:
From net investment income	(0.12)	(0.40)	(0.09)	(0.06)	(0.06)
From net realized gains	—	—	(0.34)	(0.38)	—

Total distributions paid	(0.12)	(0.40)	(0.43)	(0.44)	(0.06)

Change in net asset value	1.87	0.06	(0.62)	(0.59)	1.92

Net asset value, end of year	$12.67	$10.80	$10.74	$11.36	$11.95

Total return	18.42%	4.26%	(1.37%)	(1.47%)	19.89%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$9,854	$14,268	$13,348	$8,020	$5,668
Ratio of net expenses to average net assets	1.27%	1.35%	1.47%	1.49%	1.54%
Ratio of net investment income to average net assets	1.47%	0.76%	3.86%	1.01%	0.71%
Ratio of gross expenses to average net assets	1.28%	1.35%	1.47%	1.49%	1.54%
Ratio of expense recoupment to average net assets	—	—	— (b)	0.02%	0.02%
Portfolio turnover rate(c)	38.60%	53.30%	35.35%	31.87%	22.62%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Amount rounds to less 0.005%.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
JOHCM Emerging Markets Opportunities Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of year	$10.85	$10.78	$11.41	$11.99	$10.06

Income (loss) from investment operations:
Net investment income(a)	0.21	0.11	0.48	0.15	0.13
Net realized and unrealized gains (losses) from investments and foreign currency	1.81	0.39	(0.66)	(0.27)	1.88

Total from investment operations	2.02	0.50	(0.18)	(0.12)	2.01

Less distributions paid:
From net investment income	(0.14)	(0.43)	(0.11)	(0.08)	(0.08)
From net realized gains	—	—	(0.34)	(0.38)	—

Total distributions paid	(0.14)	(0.43)	(0.45)	(0.46)	(0.08)

Change in net asset value	1.88	0.07	(0.63)	(0.58)	1.93

Net asset value, end of year	$12.73	$10.85	$10.78	$11.41	$11.99

Total return	18.70%	4.56%	(1.21%)	(1.23%)	20.21%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$738,534	$543,987	$486,372	$388,129	$269,622
Ratio of net expenses to average net assets	1.02%	1.10%	1.22%	1.24%	1.29%
Ratio of net investment income to average net assets	1.61%	1.04%	4.46%	1.26%	1.23%
Ratio of gross expenses to average net assets	1.03%	1.10%	1.22%	1.24%	1.29%
Ratio of expense recoupment to average net assets	—	—	— (b)	0.02%	0.01%
Portfolio turnover rate(c)	38.60%	53.30%	35.35%	31.87%	22.62%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Amount rounds to less 0.005%.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Advisor Shares
JOHCM Emerging Markets Small Mid Cap Equity Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of year	$13.40	$11.62	$11.85	$14.00	$11.78

Income (loss) from investment operations:
Net investment income(a)	0.01	0.15	0.02	0.09	0.06
Net realized and unrealized gains (losses) from investments and foreign currency	5.00	1.70	(0.20)	(0.56)	2.38

Total from investment operations	5.01	1.85	(0.18)	(0.47)	2.44

Less distributions paid:
From net investment income	(0.06)	(0.07)	(0.05)	(0.13)	(0.22)
From net realized gains	—	—	—	(1.55)	—

Total distributions paid	(0.06)	(0.07)	(0.05)	(1.68)	(0.22)

Change in net asset value	4.95	1.78	(0.23)	(2.15)	2.22

Net asset value, end of year	$18.35	$13.40	$11.62	$11.85	$14.00

Total return	37.50%	15.95%	(1.51%)	(4.50%)	21.37%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$15,209	$14,365	$415	$751	$149
Ratio of net expenses to average net assets	1.63%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income to average net assets	0.06%	1.21%	0.15%	0.69%	0.47%
Ratio of gross expenses to average net assets	1.94%	2.29%	2.66%	2.65%	4.37%
Portfolio turnover rate(b)	163.54%	136.73%	133.43%	127.34%	174.08%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
JOHCM Emerging Markets Small Mid Cap Equity Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of year	$13.42	$11.64	$11.87	$14.02	$11.78

Income (loss) from investment operations:
Net investment income(a)	0.03	0.04	0.04	0.09	0.05
Net realized and unrealized gains (losses) from investments and foreign currency	5.00	1.83	(0.21)	(0.55)	2.42

Total from investment operations	5.03	1.87	(0.17)	(0.46)	2.47

Less distributions paid:
From net investment income	(0.07)	(0.09)	(0.06)	(0.14)	(0.23)
From net realized gains	—	—	—	(1.55)	—

Total distributions paid	(0.07)	(0.09)	(0.06)	(1.69)	(0.23)

Change in net asset value	4.96	1.78	(0.23)	(2.15)	2.24

Net asset value, end of year	$18.38	$13.42	$11.64	$11.87	$14.02

Total return	37.60%	16.09%	(1.42%)	(4.43%)	21.59%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$32,279	$29,282	$23,870	$24,093	$7,406
Ratio of net expenses to average net assets	1.53%	1.54%	1.54%	1.54%	1.54%
Ratio of net investment income to average net assets	0.18%	0.33%	0.36%	0.69%	0.40%
Ratio of gross expenses to average net assets	1.84%	2.19%	2.56%	2.48%	4.38%
Portfolio turnover rate(b)	163.54%	136.73%	133.43%	127.34%	174.08%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Advisor Shares
JOHCM Global Select Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of year	$17.28	$16.41	$16.73	$15.05	$13.58

Income (loss) from investment operations:
Net investment income (loss)(a)	0.01	(0.04)	0.10	0.07	0.07
Net realized and unrealized gains from investments and foreign currency	5.12	3.17	0.25	1.67	1.43

Total from investment operations	5.13	3.13	0.35	1.74	1.50

Less distributions paid:
From net investment income	—	(0.02)	(0.18)	(0.06)	(0.03)
From net realized gains	(1.02)	(2.24)	(0.49)	—	—

Total distributions paid	(1.02)	(2.26)	(0.67)	(0.06)	(0.03)

Change in net asset value	4.11	0.87	(0.32)	1.68	1.47

Net asset value, end of year	$21.39	$17.28	$16.41	$16.73	$15.05

Total return	30.60%	21.26%	2.66%	11.61%	11.06%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$49,721	$39,213	$157,452	$189,317	$216,867
Ratio of net expenses to average net assets	1.07%	1.16%	1.16%	1.17%	1.18%
Ratio of net investment income (loss) to average net assets	0.04%	(0.28%)	0.63%	0.39%	0.49%
Ratio of gross expenses to average net assets	1.08%	1.16%	1.17%	1.17%	1.18%
Ratio of expense recoupment to average net assets	—	—	— (b)	— (b)	— (b)
Portfolio turnover rate(c)	53.91%	40.21%	46.36%	24.81%	51.44%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Amount rounds to less 0.005%.

(c)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
JOHCM Global Select Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of year	$17.32	$16.44	$16.76	$15.08	$13.61

Income from investment operations:
Net investment income(a)	0.03	— (b)	0.10	0.09	0.08
Net realized and unrealized gains from investments and foreign currency	5.13	3.15	0.26	1.67	1.43

Total from investment operations	5.16	3.15	0.36	1.76	1.51

Less distributions paid:
From net investment income	—	(0.04)	(0.19)	(0.08)	(0.04)
From net realized gains	(1.02)	(2.23)	(0.49)	—	—

Total distributions paid	(1.02)	(2.27)	(0.68)	(0.08)	(0.04)

Change in net asset value	4.14	0.88	(0.32)	1.68	1.47

Net asset value, end of year	$21.46	$17.32	$16.44	$16.76	$15.08

Total return	30.71%	21.43%	2.76%	11.76%	11.15%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$523,270	$422,745	$225,884	$335,636	$287,089
Ratio of net expenses to average net assets	0.98%	1.06%	1.06%	1.07%	1.08%
Ratio of net investment income to average net assets	0.13%	0.01%	0.66%	0.57%	0.57%
Ratio of gross expenses to average net assets	0.98%	1.06%	1.07%	1.07%	1.08%
Ratio of expense recoupment to average net assets	—	—	— (c)	— (c)	— (c)
Portfolio turnover rate(d)	53.91%	40.21%	46.36%	24.81%	51.44%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Amount is less than $0.005 per share.

(c)	Amount rounds to less 0.005%.

(d)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Advisor Shares
JOHCM Global Income Builder Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Period Ended September 30, 2018(a)
Net asset value, beginning of year	$9.89	$10.09	$9.71	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.31	0.21	0.31	0.29
Net realized and unrealized gains (losses) from investments and foreign currency	1.26	(0.11)	0.41	(0.30)

Total from investment operations	1.57	0.10	0.72	(0.01)

Less distributions paid:
From net investment income	(0.36)	(0.25)	(0.34)	(0.28)
From net realized gains	—	(0.05)	—	—

Total distributions paid	(0.36)	(0.30)	(0.34)	(0.28)

Change in net asset value	1.21	(0.20)	0.38	(0.29)

Net asset value, end of year	$11.10	$9.89	$10.09	$9.71

Total return	16.01%	0.99%	7.66%	(0.06	%)(c)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$8,213	$7,285	$6,933	$5,516
Ratio of net expenses to average net assets	0.83%	0.93%	0.98%	0.98	%(d)
Ratio of net investment income to average net assets	2.86%	2.14%	3.14%	3.50	%(d)
Ratio of gross expenses to average net assets	1.01%	1.08%	1.18%	1.56	%(d)
Portfolio turnover rate(e)	92.03%	141.42%	54.70%	41.93	%(c)

(a)	For the period from November 29, 2017, commencement of operations, to September 30, 2018.

(b)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Investor Shares
JOHCM Global Income Builder Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019(a)
Net asset value, beginning of year	$9.89	$10.09	$10.08

Income (loss) from investment operations:
Net investment income(b)	0.30	0.20	0.06
Net realized and unrealized gains (losses) from investments and foreign currency	1.26	(0.12)	0.01

Total from investment operations	1.56	0.08	0.07

Less distributions paid:
From net investment income	(0.35)	(0.23)	(0.06)
From net realized gains	—	(0.05)	—

Total distributions paid	(0.35)	(0.28)	(0.06)

Change in net asset value	1.21	(0.20)	0.01

Net asset value, end of year	$11.10	$9.89	$10.09

Total return	15.88%	0.86%	0.75	%(c)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$61	$81	$77
Ratio of net expenses to average net assets	0.98%	1.08%	1.13	%(d)
Ratio of net investment income to average net assets	2.73%	2.01%	2.70	%(d)
Ratio of gross expenses to average net assets	1.16%	1.23%	1.63	%(d)
Portfolio turnover rate(e)	92.03%	141.42%	54.70	%(c)

(a)	For the period from June 28, 2019, commencement of operations, to September 30, 2019.

(b)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
JOHCM Global Income Builder Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Period Ended September 30, 2018(a)
Net asset value, beginning of year	$9.89	$10.09	$9.71	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.32	0.22	0.33	0.30
Net realized and unrealized gains (losses) from investments and foreign currency	1.26	(0.11)	0.40	(0.30)

Total from investment operations	1.58	0.11	0.73	—

Less distributions paid:
From net investment income	(0.37)	(0.26)	(0.35)	(0.29)
From net realized gains	—	(0.05)	—	—

Total distributions paid	(0.37)	(0.31)	(0.35)	(0.29)

Change in net asset value	1.21	(0.20)	0.38	(0.29)

Net asset value, end of year	$11.10	$9.89	$10.09	$9.71

Total return	16.12%	1.09%	7.77%	0.03	%(c)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$89,897	$75,835	$105,634	$28,206
Ratio of net expenses to average net assets	0.73%	0.83%	0.88%	0.88	%(d)
Ratio of net investment income to average net assets	2.96%	2.19%	3.42%	3.62	%(d)
Ratio of gross expenses to average net assets	0.91%	0.98%	1.08%	1.47	%(d)
Portfolio turnover rate(e)	92.03%	141.42%	54.70%	41.93	%(c)

(a)	For the period from November 29, 2017, commencement of operations, to September 30, 2018.

(b)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
JOHCM International Opportunities Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of year	$10.48	$10.65	$10.71	$11.19	$9.98

Income (loss) from investment operations:
Net investment income(a)	0.22	0.17	0.24	0.20	0.20
Net realized and unrealized gains (losses) from investments and foreign currency	1.39	(0.09)	(0.10)	(0.02)	1.09

Total from investment operations	1.61	0.08	0.14	0.18	1.29

Less distributions paid:
From net investment income	(0.17)	(0.23)	(0.18)	(0.29)	(0.08)
From net realized gains	(0.10)	(0.02)	(0.02)	(0.37)	—

Total distributions paid	(0.27)	(0.25)	(0.20)	(0.66)	(0.08)

Change in net asset value	1.34	(0.17)	(0.06)	(0.48)	1.21

Net asset value, end of year	$11.82	$10.48	$10.65	$10.71	$11.19

Total return	15.39%	0.62%	1.42%	1.76%	13.12%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$3,465	$2,935	$2,301	$2,276	$2,254
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of net investment income to average net assets	1.83%	1.60%	2.29%	1.86%	1.94%
Ratio of gross expenses to average net assets	5.73%	9.42%	8.61%	8.23%	9.03%
Portfolio turnover rate(b)	47.85%	64.62%	34.58%	57.05%	68.89%

(a)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Investor Shares
JOHCM International Select Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of year	$27.53	$22.54	$23.68	$21.93	$19.96

Income (loss) from investment operations:
Net investment income(a)	0.10	0.05	0.23	0.19	0.26
Net realized and unrealized gains (losses) from investments and foreign currency	4.25	5.11	(1.10)	1.76	1.81

Total from investment operations	4.35	5.16	(0.87)	1.95	2.07

Less distributions paid:
From net investment income	(0.04)	(0.17)	(0.27)	(0.20)	(0.10)
From net realized gains	(0.77)	—	—	—	—

Total distributions paid	(0.81)	(0.17)	(0.27)	(0.20)	(0.10)

Change in net asset value	3.54	4.99	(1.14)	1.75	1.97

Net asset value, end of year	$31.07	$27.53	$22.54	$23.68	$21.93

Total return	15.94%	23.02%	(3.59%)	8.97%	10.45%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$800,457	$643,607	$588,729	$551,489	$400,294
Ratio of net expenses to average net assets	1.21%	1.23%	1.24%	1.25%	1.27%
Ratio of net investment income to average net assets	0.33%	0.20%	1.03%	0.83%	1.29%
Ratio of gross expenses to average net assets	1.21%	1.23%	1.24%	1.25%	1.27%
Ratio of expense recoupment to average net assets	—	—	—	—	0.01%
Portfolio turnover rate(b)	53.34%	43.51%	33.06%	26.06%	34.96%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
JOHCM International Select Fund	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of year	$27.53	$22.54	$23.66	$21.92	$19.94

Income (loss) from investment operations:
Net investment income	0.18	0.11	0.28	0.27	0.30
Net realized and unrealized gains (losses) from investments and foreign currency	4.24	5.11	(1.09)	1.73	1.81

Total from investment operations	4.42	5.22	(0.81)	2.00	2.11

Less distributions paid:
From net investment income	(0.10)	(0.23)	(0.31)	(0.26)	(0.13)
From net realized gains	(0.77)	—	—	—	—

Total distributions paid	(0.87)	(0.23)	(0.31)	(0.26)	(0.13)

Change in net asset value	3.55	4.99	(1.12)	1.74	1.98

Net asset value, end of year	$31.08	$27.53	$22.54	$23.66	$21.92

Total return	16.24%	23.30%	(3.31%)	9.22%	10.72%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$12,273,819	$9,631,884	$7,822,739	$7,619,731	$6,081,384
Ratio of net expenses to average net assets	0.96%	0.98%	0.99%	1.00%	1.01%
Ratio of net investment income to average net assets	0.57%	0.45%	1.27%	1.16%	1.49%
Ratio of gross expenses to average net assets	0.97%	0.98%	0.99%	1.00%	1.01%
Portfolio turnover rate(a)	53.34%	43.51%	33.06%	26.06%	34.96%

(a)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

JOHCM FUNDS

FINANCIAL HIGHLIGHTS

For the periods indicated

	Institutional Shares
Regnan Global Equity Impact Solutions	Period Ended September 30, 2021(a)
Net asset value, beginning of year	$10.00

Loss from investment operations:
Net investment income(b)	(—	)(c)
Net realized and unrealized losses from investments and foreign currency	(0.78)

Total from investment operations	(0.78)

Less distributions paid:
Change in net asset value	(0.78)

Net asset value, end of year	$9.22

Total return(d)	(7.80%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$1,868
Ratio of net expenses to average net assets	0.89	%(e)
Ratio of net investment loss to average net assets	(0.61	%)(e)
Ratio of gross expenses to average net assets	8.76	%(e)
Portfolio turnover rate(f)	4.30	%(d)

(a)	For the period from August 23, 2021, commencement of operations, to September 30, 2021.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Amount is less than $0.005 per share.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

See Notes to Financial Statements.

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

JOHCM Funds Trust (the “Trust”) is a Massachusetts business trust operating under an Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated December 4, 2020. As an open-end registered investment company (as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08), the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”). The JOHCM Credit Income Fund, the JOHCM Emerging Markets Opportunities Fund, the JOHCM Emerging Markets Small Mid Cap Equity Fund, the JOHCM Global Select Fund (formerly the JOHCM Global Equity Fund), the JOHCM Global Income Builder Fund, the JOHCM International Opportunities Fund, the JOHCM International Select Fund, and the Regnan Global Equity Impact Solutions (referred to individually as a “Fund” and collectively as the “Funds” or the “JOHCM Funds”) are each a diversified fund and a series of the Trust. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest in separate series of the Trust.

Each Fund is authorized to issue up to four classes of shares as follows: Advisor, Investor, Institutional and Z shares. Each class of shares is distinguished by the class-specific shareholder servicing and distribution (Rule 12b-1) fees and/or sub-transfer agency fees incurred, as applicable. As of September 30, 2021, the following classes of shares were in operation:

Fund	Commencement Date	Investment Objective
JOHCM Credit Income Fund	Advisor Shares: December 18, 2020 Institutional Shares: August 17, 2020	to preserve capital and deliver returns through a combination of income and modest capital appreciation.
JOHCM Emerging Markets Opportunities Fund	Advisor Shares: November 21, 2012 Investor Shares: December 18, 2013 Institutional Shares: November 21, 2012	to seek long-term capital appreciation
JOHCM Emerging Markets Small Mid Cap Equity Fund	Advisor Shares: January 28, 2016 Institutional Shares: December 17, 2014	to seek long-term capital appreciation
JOHCM Global Select Fund	Advisor Shares: March 22, 2013 Institutional Class Shares: March 22, 2013	to seek long-term capital appreciation
JOHCM Global Income Builder Fund	Advisor Shares: November 29, 2017 Investor Shares: June 28, 2019 Institutional Shares: November 29, 2017	to seek a level of current income that is consistent with the preservation and long-term growth of capital in inflation-adjusted terms
JOHCM International Opportunities Fund	Institutional Shares: September 29, 2016	to achieve long-term total return by investing in a focused portfolio of international equity securities
JOHCM International Select Fund	Investor Shares: March 31, 2010 Institutional Shares: July 29, 2009	to seek long-term capital appreciation
Regnan Global Equity Impact Solutions	Institutional Shares: August 23, 2021	to seek long-term capital appreciation by investing in companies that contribute solutions to addressing the world’s major social and environmental challenges

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Prior to July 19, 2021, the JOHCM Credit Income Fund, the JOHCM Emerging Markets Opportunities Fund, the JOHCM Emerging Markets Small Mid Cap Equity Fund, the JOHCM Global Select Fund, the JOHCM Global Income Builder Fund, the JOHCM International Opportunities Fund, and the JOHCM International Select Fund operated as the JOHCM Credit Income Fund, the JOHCM Emerging Markets Opportunities Fund, the JOHCM Emerging Markets Small Mid Cap Equity Fund, the JOHCM Global Equity Fund, the JOHCM Global Income Builder Fund, the JOHCM International Opportunities Fund, and the JOHCM International Select Fund, each a series of Advisers Investment Trust (together the “Predecessor Funds”; each a “Predecessor Fund”). Each Predecessor Fund, except for the JOHCM Emerging Markets Small Mid Cap Equity Fund and the JOHCM International Select Fund, were authorized to issue three classes of shares: Class I Shares, Class II Shares, and Institutional Shares. The JOHCM Credit Income was authorized to issue three classes of shares: Class I Shares, Class II shares and Institutional shares. The JOHCM International Select Fund was authorized to issue two classes of shares: Class I Shares and Class II Shares. The JOHCM Emerging Markets Small Mid Cap Equity Fund was authorized to issue four classes of shares: Class I Shares, Class II Shares, Class III Shares, and Institutional Shares. Each class was distinguished by the class-specific shareholder servicing and distribution (Rule 12b-1) fees incurred, as applicable.

On July 19, 2021 the Predecessor Funds were reorganized into JOHCM Funds Trust, pursuant to a Plan of Reorganization approved by the Advisers Investment Trust’s Board of Trustees on December 10, 2020 and by the Predecessor Funds’ shareholders on June 2, 2021 and July 9, 2021 (the “Reorganizations”). At the time of the Reorganizations, each Predecessor Fund transferred all of its assets to its corresponding Fund in exchange for shares of the corresponding JOHCM Fund and the assumption of all of the liabilities of the Predecessor Fund by the corresponding JOHCM Fund. Upon closing of the Reorganizations, holders of a Predecessor Fund’s shares received shares of the corresponding JOHCM Fund’s shares. The Reorganizations were tax-free for U.S federal income tax purposes.

A. Significant accounting policies related to Investments are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

• Level 1 — quoted prices in active markets for identical assets

• Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, each business day on which the share price of the Funds are calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange.

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques, which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), a Funds’ Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Funds’ net asset value is calculated. The Funds identify possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party pricing service to fair value their international equity securities.

In the fair value situations noted above, while the Trust’s valuation policy is intended to result in a calculation of each Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2021 in valuing each Fund’s investments based upon the three fair value levels defined above:

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
JOHCM Credit Income Fund
Closed-End Funds	$60,936	$—	$—	$60,936
Common Stocks	9,360	4,263	—	13,623
Convertible Bonds*	—	835,422	—	835,422
Corporate Bonds*	—	3,181,006	—	3,181,006
Foreign Issuer Bonds*	—	432,515	—	432,515
Preferred stocks*	124,808	158,308	—	283,116
Short-Term Investments	384,500	—	—	384,500

Total Investments	$579,604	$4,611,514	$—	$5,191,118

JOHCM Emerging Markets Opportunities Fund
Common Stocks:
Brazil	$63,577,336	$—	$—	$63,577,336
Canada	18,978,691	—	—	18,978,691
China	13,608,905	159,409,011	—	173,017,916
India	50,701,020	81,855,824	—	132,556,844
Mexico	47,849,885	—	—	47,849,885
Other*	—	361,000,853	—	361,000,853

Total common stocks	$194,715,837	$602,265,688	$—	$796,981,525

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Preferred stocks	$7,166,716	$—	$—	$7,166,716

Total Investments	$201,882,553	$602,265,688	$—	$804,148,241

JOHCM Emerging Markets Small Mid Cap Equity Fund
Common Stocks:
Brazil	$2,325,292	$—	$—	$2,325,292
Canada	1,705,425	—	—	1,705,425
Chile	387,227	—	—	387,227
Colombia	207,413	—	—	207,413
Greece	302,183	917,765	—	1,219,948
Mexico	1,234,427	—	—	1,234,427
Netherlands	254,708	—	—	254,708
Other*	—	37,547,631	—	37,547,631

Total common stocks	$6,416,675	$38,465,396	$—	$44,882,071

Equity-Linked Securities	$—	$521,725	$—	$521,725
Preferred stocks	595,422	—	—	595,422

Total Investments	$7,012,097	$38,987,121	$—	$45,999,218

JOHCM Global Select Fund
Common Stocks:
Australia	$14,399,951	$8,161,196	$—	$22,561,147
Canada	13,245,400	—	—	13,245,400
Germany	9,858,761	—	—	9,858,761
Ireland	27,151,145	—	—	27,151,145
United Kingdom	27,550,077	—	—	27,550,077
United States	277,712,555	—	—	277,712,555
Other*	—	165,928,819	—	165,928,819

Total common stocks	$369,917,889	$174,090,015	$—	$544,007,904

Total Investments	$369,917,889	$174,090,015	$—	$544,007,904

JOHCM Global Income Builder Fund
Closed-End Funds	$449,787	$—	$—	$449,787
Common Stocks:
Canada	821,054	—	—	821,054
Mexico	572,210	—	—	572,210
Netherlands	929,599	1,161,658	—	2,091,257
Switzerland	930,907	4,247,600	—	5,178,507
Taiwan	938,195	—	—	938,195
United States	30,761,240	73,306	—	30,834,546
Other*	—	27,040,460	—	27,040,460

Total common stocks	$34,953,205	$32,523,024	$—	$67,476,229

Convertible Bonds*	$—	$3,924,486	$—	$3,924,486
Corporate Bonds	—	13,052,466	—	13,052,466
Exchange Traded Funds:
Hong Kong	—	229,381	—	229,381
United States	2,696,045	—	—	2,696,045

Total Exchange Traded Funds	$2,696,045	$229,381	$—	$2,925,426

Foreign Issuer Bonds*	$—	$2,672,745	$—	$2,672,745

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Preferred stocks:
Chile	$361,958	$—	$—	$361,958
South Korea	—	848,956	—	848,956
United States	509,783	893,308	—	1,403,091

Total preferred stocks	$871,741	$1,742,264	$—	$2,614,005

Warrants*	$83,410	$—	$—	$83,410
Short-Term Investments	2,393,587	—	—	2,393,587

Total Investments	$41,447,775	$54,144,366	$—	$95,592,141

JOHCM International Opportunities Fund
Common Stocks:
Canada	$84,210	$—	$—	$84,210
Germany	47,095	408,420	—	455,515
United States	97,918	—	—	97,918
Other*	—	2,558,220	—	2,558,220

Total common stocks	$229,223	$2,966,640	$—	$3,195,863

Total Investments	$229,223	$2,966,640	$—	$3,195,863

JOHCM International Select Fund
Common Stocks:
Canada	$205,876,525	$—	$—	$205,876,525
Germany	248,471,651	1,216,507,742	—	1,464,979,393
Ireland	862,818,187	—	—	862,818,187
United Kingdom	281,981,212	1,930,411,550	—	2,212,392,762
Other*	—	7,761,412,286	—	7,761,412,286

Total common stocks	$1,599,147,575	$10,908,331,578	$—	$12,507,479,153

Total Investments	$1,599,147,575	$10,908,331,578	$—	$12,507,479,153

Regnan Global Equity Impact Solutions
Closed-End Funds	$—	$21,155	$—	$21,155
Common Stocks:
Brazil	111,492	—	—	111,492
United Kingdom	42,293	30,752	—	73,045
United States	481,405	—	—	481,405
Other*	—	1,172,923	—	1,172,923

Total common stocks	$635,190	$1,203,675	$—	$1,838,865

Total Investments	$635,190	$1,224,830	$—	$1,860,020

*   See additional categories in the Schedule of Investments.

As of September 30, 2021 there were no Level 3 securities held by the Funds. There were no transfers to or from Level 3 during the year ended September 30, 2021.

EQUITY-LINKED SECURITIES

The Funds may invest in equity-linked securities, also known as participation notes. The Funds may use these instruments as an alternate means to gain exposure to what is generally an emerging securities market, such as countries in which it does not have local accounts. These instruments represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

in such equity securities. These instruments are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. Accordingly, the equity-linked securities also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

At September 30, 2021, the Funds held equity-linked securities issued by counterparties as follows:

Fund	Counterparty	Fair value	% of Net Assets
JOHCM Emerging Markets Small Mid Cap Equity Fund	CLSA Global Markets Pte. Ltd.	$ 521,725	1.1%

CURRENCY TRANSACTIONS

The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in Net realized and unrealized gains (losses) from investment activities on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in Net realized gains (losses) from foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in Change in unrealized appreciation (depreciation) on foreign currency on the Statements of Operations.

The Funds may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Certain Funds are authorized to enter into forward foreign currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to change in foreign currency exchange rates. Changes in foreign currency exchange rates will affect the value of a Funds’ securities and the price of a Funds’ shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

The following table, set forth by primary risk exposure, displays the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2021:

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Fund	Contract Type	Statement of Operations Location	Amount of Realized Gain (Loss) on Derivative Contracts
JOHCM Global Income Builder Fund	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	$ 4,605

Fund	Contract Type	Statement of Operations Location	Change in Unrealized Appreciation (Depreciation) on Derivative Contracts
JOHCM Global Income Builder Fund	Foreign exchange contracts	Change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$ (17,209)

Volume of derivative activity for the fiscal year ended September 30, 2021*:

	Foreign Exchange Contracts
Fund	Number Of Trades	Average Notional Amount
JOHCM Global Income Builder Fund	2	$2,163,655

*  Activity for the period is measured by number of trades during the period and average notional amount for foreign currency exchange.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, investments are reported as of the trade date. The Funds determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSE ALLOCATIONS

Expenses directly attributable to a fund in the Trust are charged to that fund, while expenses that are attributable to more than one fund in the Trust are allocated among the applicable funds on a pro-rata basis based on relative net assets or another reasonable basis. Certain expenses that arise in connection with a class of shares are charged to that class of shares.

The investment income, expenses (other than class-specific expenses charged to a class), and realized/unrealized gains/losses on investments are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized/unrealized gains/losses are incurred.

DIVIDENDS AND DISTRIBUTIONS

Distributions of dividends from net investment income, if any, are declared and paid as follows:

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Declaration and Payment Frequency
JOHCM Credit Income Fund	Daily/Monthly
JOHCM Emerging Markets Opportunities Fund	Annually
JOHCM Emerging Markets Small Mid Cap Equity Fund	Annually
JOHCM Global Select Fund	Annually
JOHCM Global Income Builder Fund	Daily/Monthly
JOHCM International Opportunities Fund	Annually
JOHCM International Select Fund	Annually
Regnan Global Equity Impact Solutions	Annually

The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”).These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

The Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions that remain subject to examination. The Funds’ Federal tax returns for the tax years ended September 30, 2018 through September 30, 2021, as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown or uncertain tax positions taken by the Funds will be recorded as interest expense on the Statements of Operations.

Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

CAPITAL GAIN TAXES

Investments in certain foreign securities may subject the Funds to capital gain taxes on the disposal of those securities. Any capital gains assessed will reduce the proceeds received on the sale and be reflected in net realized gain/loss on the transaction. The Funds estimate and accrue foreign capital gain taxes on certain investments held which impact the amount of unrealized appreciation/depreciation on such investments. The JOHCM Emerging Markets Small Mid Cap Fund paid $328,693 in capital gain taxes during the year. This amounts is included in the net realized gains (losses) from investment transactions on the Statement of Operations.

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

OTHER RISKS

Securities markets outside the United States (“U.S.”), while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in foreign securities include, among other things, imposition of exchange control regulation by the U.S. or foreign governments, U.S. and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the U.S., and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

Certain Funds may invest in emerging market securities. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the trading and custody of such securities.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, for example, an epidemic or pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. All of these disruptive effects were present, for example, in the global pandemic linked to the outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 that was first reported in China in December 2019. The effects of any disease outbreak may be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre-existing political, social, economic, market and financial risks. A pandemic and its effects may be short term or may last for an extended period of time, and in either case can result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Any such events could have a significant adverse impact on the value of a Fund’s investments.

Instruments in which the Funds invest may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. The use of LIBOR will be phased out by the end of 2021. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

B.	Fees and Transactions with Affiliates and Other Parties

The Funds are a party to an Investment Advisory Agreement with JOHCM (USA) Inc. (the “Adviser” or “JOHCM USA”) and prior to the Reorganizations, the Predecessor Funds had entered into an Investment Advisory Agreement (together the “Agreements”) with J O Hambro Capital Management Limited (the “Previous Adviser”) to provide investment management services to the Predecessor Funds. The Regnan Global Equity Impact Solutions entered into an Investment Advisory Agreement with the Adviser on June 21, 2021.

JOHCM USA is wholly owned by the Previous Adviser (together with JOHCM USA, “JOHCM”). Total fees incurred pursuant to the Agreements are reflected as “Investment Advisory” fees on the Statement of Operations. Under the terms of the Agreements, JOHCM receives an annual fee, computed daily and payable monthly, at the annual rates set forth in the following table (expressed as a percentage of each Fund’s respective average daily net assets). JOHCM has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividends, litigation and indemnification expenses) exceed the rates in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

Fund	Class	Advisory Fee	Expense Limitation	Expense Limitation Prior to July 19, 2021
JOHCM Credit Income Fund	Advisor Shares	0.55%	0.68%	0.69%
JOHCM Credit Income Fund	Institutional Shares	0.55%	0.58%	0.59%
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	0.90%	1.12%	1.19%
JOHCM Emerging Markets Opportunities Fund	Investor Shares	0.90%	1.27%	1.34%
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	0.90%	1.04%	1.09%
JOHCM Emerging Markets Small Mid Cap Equity Fund	Advisor Shares	1.30%	1.59%	1.64%
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional Shares	1.30%	1.49%	1.54%
JOHCM Global Select Fund	Advisor Shares	0.89%(a)	1.08%	1.09%(b)
JOHCM Global Select Fund	Institutional Shares	0.89%(a)	0.98%	0.99%(b)
JOHCM Global Income Builder Fund	Advisor Shares	0.67%	0.82%	0.83%
JOHCM Global Income Builder Fund	Investor Shares	0.67%	0.97%	0.98%
JOHCM Global Income Builder Fund	Institutional Shares	0.67%	0.72%	0.73%
JOHCM International Opportunities Fund	Institutional Shares	0.75%	0.88%	0.89%
JOHCM International Select Fund	Investor Shares	0.89%	1.21%	1.30%
JOHCM International Select Fund	Institutional Shares	0.89%	0.98%	1.05%
Regnan Global Equity Impact Solutions	Institutional Shares	0.75%	0.89%	—

(a)   Prior to December 11, 2020 the advisory fee was 0.95%.

(b)   Prior to December 11, 2020 the expense limits were 1.18% and 1.08% for the Advisor shares and Institutional shares, respectively.

The expense limitation agreement is effective until June 30, 2022 for the Funds, except for the Regnan Global Equity Impact Solutions which is effective until July 31, 2022, at which time it will be subject to automatic renewal upon the effective date of the annual update to the a Funds’ registration statement. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) to exceed the current expense limitation at the time of repayment or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Agreement.

Prior to the Reorganizations, JOHCM USA served as the investment sub-adviser to the JOHCM Credit Income Fund, the JOHCM Global Income Builder Fund and the JOHCM International Small Cap Equity Fund. For its services, JOCHM USA as sub-adviser was paid a fee of 0.55%, 0.67% and 1.05%, based on average daily net assets of the JOHCM Credit Income Fund, the JOHCM Global Income Builder Fund and the JOHCM International Small Cap Equity Fund, respectively, by J O Hambro Capital Management Limited.

For the year ended September 30, 2021, the JOHCM Funds incurred advisory fees payable to JOHCM, expense waivers/reimbursements from JOHCM, and paid expense recoupments to JOHCM as follows:

Fund	Advisory Fee to JOHCM	Expenses Reduced by JOHCM	Advisory Fees Recouped by JOHCM
JOHCM Credit Income Fund	$28,287	$72,630	$—
JOHCM Emerging Markets Opportunities Fund	7,143,120	1,430	—
JOHCM Emerging Markets Small Mid Cap Equity Fund	648,263	121,435	—
JOHCM Global Select Fund	5,005,998	989	—
JOHCM Global Income Builder Fund	611,230	64,790	—
JOHCM International Opportunities Fund	26,240	47,718	—
JOHCM International Select Fund	108,677,435	21,314	—
Regnan Global Equity Impact Solutions*	1,555	16,338	—

*	For the period from August 23, 2021, commencement of operations, to September 30, 2021

The balances of recoverable expenses to JOHCM by Funds at September 30, 2021 were as follows:

For the year ended:	Expiring	JOHCM Credit Income Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Global Select Fund	JOHCM Global Income Builder Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	Regnan Global Equity Impact Solutions
September 30, 2019	September 30, 2022	$—	$—	$238,798	$—	$28,639	$21,181	$—	$—
September 30, 2020	September 30, 2023	10,656	—	201,003	—	123,468	80,299	—	—
September 30, 2021	September 30, 2024	72,620	—	121,344	—	64,632	47,711	—	16,338	*

Balances of Recoverable Expenses to JOHCM		$83,276	$—	$561,145	$—	$216,739	$149,191	$—	$16,338

*	For the period from August 23, 2021, commencement of operations, to September 30, 2021

As of July 19, 2021 JOHCM Funds Distributors, LLC (the “Distributor”), provides distribution services to the Funds pursuant to a distribution agreement with the Trust, on behalf of the Funds. Prior to the Reorganizations Foreside Financial Services, LLC ( the “Former Distributor”) provided distribution services to the Predecessor Funds pursuant to a distribution agreement with the Advisers Investment Trust, on behalf of the Predecessor Funds. The Distributor acts as an agent of the Trust in connection with the offering of the shares of the

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Funds on a continuous basis. JOHCM, at its own expense, pays the Distributor an annual base fee, an asset-based fee and reimbursement for certain expenses and out-of-pocket costs incurred on behalf of the Funds. Prior to July 19, 2021, the Former Distributor provided these distribution services to the Predecessor Funds under similar compensation arrangements and such amounts were also paid directly by the Previous Adviser.

The Northern Trust Company (“Northern Trust”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements with the Trust on behalf of the Funds. Prior to the Reorganizations, Northern Trust served as the administrator, transfer agent, custodian and fund accounting agent for the Predecessor Funds pursuant to written agreements with the Advisers Investment Trust, on behalf of the Predecessor Funds. The Funds have agreed to pay Northern Trust a tiered basis-point fee based on the JOHCM Funds’ complex level net assets, certain per account and transaction charges, other fees for additional service activities, and reimbursement of certain expense. As of July 19, 2021 the total fee is not subject to a minimum annual fee. Prior to the Reorganizations, the fees to Northern Trust were subject to similar compensation arrangements but were also subject to a minimum annual fee of $160,000 per Fund relating to these services. Total fees paid to Northern Trust for their services are reflected as “Accounting and Administration” fees on the Statements of Operations. Northern Trust agreed to voluntarily waive its prior minimum fees and certain other expenses. This voluntary waiver agreement terminated at the time of the Reorganizations, and the waivers were not subject to recoupment. Amounts waived by Northern Trust are included in “Expenses reduced by Service Providers” on the Statements of Operations.

For the year ended September 30, 2021, Northern Trust voluntarily waived expenses as follows:

Fund	Expenses Waived by Northern Trust
JOHCM Credit Income Fund	$122,906
JOHCM Emerging Markets Opportunities Fund	103,301
JOHCM Emerging Markets Small Mid Cap Equity Fund	34,726
JOHCM Global Select Fund	31,772
JOHCM Global Income Builder Fund	102,436
JOHCM International Opportunities Fund	121,852
JOHCM International Select Fund	671,811

Beginning July 19, 2021, Foreside Fund Officer Services, LLC (“Foreside”) provides principal financial officer and treasurer services for the Funds pursuant to a written agreement with the Trust on behalf of the Funds. Prior to the Reorganizations, Foreside provided compliance and financial control services for the Predecessor Funds pursuant to a written agreement with the Advisers Investment Trust on behalf of the Predecessor Funds, including providing certain officers to the Predecessor Funds. The Funds have agreed to pay, and the Predecessor Funds paid, Foreside an annual fee based on the JOHCM Funds’ complex level net assets, subject to an overall minimum annual fee of $200,000 for these services, and reimburse for certain expenses incurred on behalf of the Funds. Total fees paid to Foreside pursuant to these agreements are reflected as “Regulatory and Treasurer Service” fees on the Statements of Operations.

JOHCM and the Trust have entered into an Administration and Compliance Support Services Agreement (the “ACSS Agreement”) pursuant to which JOHCM provides, coordinates or otherwise supports the provision of, administration and compliance services for the Trust. The Trust began receiving services, and accruing payment obligations, under the ACSS Agreement on July 19, 2021. As full compensation for the services rendered and expenses borne by JOHCM in connection with the services JOHCM provides under the ACSS Agreement, the Trust, on behalf of each Fund, agrees to reimburse JOHCM in such amounts as are approved by the Board of Trustees of the Trust (the “Board”) from time to time. Total fees paid to JOHCM pursuant to the ACSS Agreement are reflected as “JOHCM Compliance” fees in the Statements of Operations.

JOHCM and the Trust have entered into an Institutional Class Shareholder Services, Recordkeeping and Sub-Transfer Agency Agreement (the “Shareholder Services Agreement”). The Trust began receiving services, and accruing payment obligations, under the Shareholder Services Agreement on July 19, 2021. Pursuant to the Shareholder Services Agreement, the Trust, on behalf of each Fund, agrees that Institutional Class shares of each Fund shall reimburse JOHCM or its designee for any payments JOHCM or such designee makes to

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

third-party service providers for personal services, accounting or subaccounting, recordkeeping and/or other administrative services provided to beneficial holders of Institutional Class shares of the Funds. Payments by a Fund pursuant to the Shareholder Services Agreement shall not exceed such amounts as are approved by the Board from time to time. Total fees reimbursed to JOHCM pursuant to the Shareholder Services Agreement are reflected as “Shareholder Services - Institutional” fees in the Statements of Operations.

Prior to July 19, 2021, Carne Global Financial Services (US) LLC (“Carne”) provided Risk Management and Oversight Services for the Predecessor Funds pursuant to a written agreement with the Advisers Investment Trust, on behalf of the Predecessor Funds, including providing a Risk Officer to the Predecessor Funds to administer the Fund risk program and oversee the analysis of investment performance and performance of service providers. The Predecessor Funds paid Carne an annual fee of $50,000 for the first fund and an additional $5,000 per fund thereafter for these services, and reimburse for certain expenses incurred on behalf of the Predecessor Funds. Total fees paid to Carne pursuant to this agreement are reflected as “Risk Officer” fees on the Statements of Operations. Following the Reorganizations, the services previously provided by Carne were assumed by JOHCM.

Certain officers and Trustees of the Trust are affiliated with JOHCM, Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Funds for serving in their respective roles. Beginning July 19, 2021, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $105,000, certain committee and chairperson retainers and reimbursement for certain expenses. For the year ended September 30, 2021, the aggregate Trustee compensation paid by the Trust was $426,000. Prior to the Reorganizations, the Advisers Investment Trust paid each Independent Trustee compensation for their services based on an annual retainer of $125,000 and reimbursement for certain expenses. For the year ended September 30, 2021, the aggregate Trustee compensation paid by the Advisers Investment Trust was $379,000. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust and the Advisers Investment Trust to the Funds and Predecessor Funds are reflected as “Trustees” expenses on the Statements of Operations.

C.	Rule 12b-1 Plan

The JOHCM Funds adopted an amended plan under Rule 12b-1 that is applicable to Advisor Shares and Investor Shares to pay for certain distribution and promotion activities related to marketing of their shares. Each Fund will pay the Distributor a fee for the principal underwriter’s services in connection with the sales and promotion of the Funds, including its expenses in connection there with at annual rates of 0.10% and 0.25% of the average daily net assets of the outstanding Advisor Shares and Investor Shares, respectively. The Predecessor Funds had a similar plan with the Former Distributor and identical fee arrangements with the Predecessor Share Classes. Total fees paid pursuant to these plans are reflected as “12b-1 Fees” on the Statements of Operations.

D.	Credit Agreements

The Trust, on behalf of the JOHCM Funds, entered into a $100 million revolving credit facility agreement (the “Credit Agreement”) with the Northern Trust for liquidity or for other temporary or emergency purposes effective July 19, 2021. The Credit Agreement permits the JOHCM Funds to borrow up to an aggregate amount of $100 million, $50 million of which is committed and $50 million of which is uncommitted. Any advance under the Credit Agreement will accrue interest at a rate per annum equivalent to the sum of the U.S. Federal Fund Target Rate plus 1.50% per annum.

Prior to July 19, 2021 the Advisers Investment Trust, on behalf of the Predecessor Funds and Northern Trust, had entered into a $100 million revolving Credit Agreement (the “Previous Credit Agreement” and the “Credit Agreements”) for liquidity and other purposes effective as of December 22, 2017 and amended December 20, 2020.

Advances under the Previous Credit Agreement accrued interest at a rate that was equal to the greater of (i) the Predecessor Funds’ option of the daily London Interbank Offered Rate plus 1.50% or the Federal funds (effective) interest rate plus 1.50% and (ii) 2.00%. In addition, there was a commitment fee on the undrawn portion of the $100 million maximum commitment amount in an amount equal to the product of the difference between the maximum commitment amount and the sum of the average daily balance of the loans multiplied by 0.30% per annum.

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

During the year ended September 30, 2021, the following Funds had borrowings with the average loan and weighted interest rate as disclosed below:

Fund	Dollar Amount	Days Outstanding	Rate
JOHCM Emerging Markets Small Mid Cap Equity Fund	$2,410,286	7	2.00%
JOHCM Global Select Fund	4,290,000	4	2.00
JOHCM International Select Fund	70,000,000	5	2.00

The JOHCM Emerging Markets Small Mid Cap Equity Fund, the JOHCM Global Select Fund and the JOHCM International Select Fund incurred interest expense of $733, $953 and $19,445, respectively, related to borrowings under the Credit Agreements during the year ended September 30, 2021 respectively. The amounts are included in the “Interest Expense” on the Statements of Operations.

E.	Investment Transactions

For the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

Fund	Cost of Purchases	Proceeds from sales
JOHCM Credit Income Fund	$4,098,805	$4,047,936
JOHCM Emerging Markets Opportunities Fund	387,228,232	292,414,491
JOHCM Emerging Markets Small Mid Cap Equity Fund	78,294,056	90,873,407
JOHCM Global Select Fund	287,196,951	338,440,837
JOHCM Global Income Builder Fund	83,577,947	79,992,649
JOHCM International Opportunities Fund	1,694,357	1,470,827
JOHCM International Select Fund	7,042,378,799	6,200,671,933
Regnan Global Equity Impact Solutions*	2,097,531	82,894

*	For the period from August 23, 2021, commencement of operations, to September 30, 2021

F.	Federal Income Tax

As of September 30, 2021, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JOHCM Credit Income Fund	$5,145,542	$81,010	$(35,434)	$45,576
JOHCM Emerging Markets Opportunities Fund	703,504,639	137,944,041	(37,300,439)	100,643,602
JOHCM Emerging Markets Small Mid Cap Equity Fund	39,512,792	8,393,751	(1,907,325)	6,486,426
JOHCM Global Select Fund	372,748,217	186,302,825	(15,043,138)	171,259,687
JOHCM Global Income Builder Fund	83,524,679	12,989,258	(921,796)	12,067,462
JOHCM International Opportunities Fund	3,057,685	279,964	(141,786)	138,178
JOHCM International Select Fund	9,632,530,510	3,337,809,246	(462,860,603)	2,874,948,643
Regnan Global Equity Impact Solutions	2,014,128	3,365	(157,473)	(154,108)

The tax character of distributions paid by the Funds during the latest tax years ended September 30, 2021 and September 30, 2020 were as follows:

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

	Distributions From
Fund	Ordinary Income* 2021		Long-Term Capital Gains 2021		Ordinary Income* 2020	Long-Term Capital Gains 2020
JOHCM Credit Income Fund	$169,004		$754		$15,908	$—
JOHCM Emerging Markets Opportunities Fund	8,272,143		—		23,243,067	—
JOHCM Emerging Markets Small Mid Cap Equity Fund	221,726	**	—	**	178,137	—
JOHCM Global Select Fund	202,822		26,778,354		4,522,375	48,545,641
JOHCM Global Income Builder Fund	3,063,276		—		2,723,962	93,453
JOHCM International Opportunities Fund	48,597		27,795		49,029	4,424
JOHCM International Select Fund	60,638,266		267,191,558		83,007,334	—

*	Ordinary income includes short-term capital gains, if any.
**

The amounts do not include tax equalization utilized of $1,962,464 and $904,584 in ordinary income and net long term capital gains, respectively, in which the Fund designated as being distributed to shareholders on their redemption of shares.

As of the tax year ended September 30, 2021, the components of accumulated earnings on a tax basis were as follows:

	JOHCM Credit Income Fund	JOHCM Emerging Markets Opportunities Fund	JOHCM Emerging Markets Small Mid Cap Equity Fund	JOHCM Global Select Fund	JOHCM Global Income Builder Fund	JOHCM International Opportunities Fund	JOHCM International Select Fund	Regnan Global Equity Impact Solutions
Undistributed Ordinary Income	$31,473	$12,919,444	$8,278,249	$10,311,059	$872,557	$257,188	$234,506,676	$—
Undistributed Long-Term Capital Gains	—	—	3,815,803	85,105,952	730,529	72,706	1,028,090,909	—
Accumulated Capital and Other Losses	(2,207)	(1,431,457)	—	—	(105,543)	—	—	(37)
Unrealized Appreciation (Depreciation)	45,576	100,205,015	6,277,543	171,261,971	12,060,133	138,148	2,875,051,700	(154,115)

Total Accumulated Earnings (Deficit)	$74,842	$111,693,002	$18,371,595	$266,678,982	$13,557,676	$468,042	$4,137,649,285	$(154,152)

As of the tax year ended September 30, 2021, capital losses incurred by the Funds are carried forward indefinitely under the provisions of the Regulated Investment Company Modernization Act of 2010 and are as follows:

Fund	Short-Term Capital Loss Carry-Forward	Long-Term Capital Loss Carry-Forward
JOHCM Emerging Markets Opportunities Fund	$1,431,457	$—
Regnan Global Equity Impact Solutions	37	—

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

During the tax year ended September 30, 2021, the JOHCM Emerging Markets Opportunities and JOHCM Emerging Markets Small Mid Cap Equity Funds utilized $51,880,809 and $1,104,666, respectively, in capital loss carry forwards.

Primarily as a result of differing book/tax treatment of foreign currency transactions and tax equalization, the Funds made reclassifications among certain capital accounts. These reclassifications have no effect on net assets or net asset value per share. As of September 30, 2021, the following reclassifications were made to the Funds’ Statements of Assets and Liabilities:

Fund	Distributable Earnings (Loss)	Paid-in Capital
JOHCM Credit Income Fund	$428	$(428)
JOHCM Emerging Markets Small Mid Cap Equity Fund	(2,867,048)	2,867,048
Regnan Global Equity Impact Solutions	3,158	(3,158)

G.	Capital Share Transactions

Transactions in dollars for fund shares for the year ended September 30, 2021, were as follows:

Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
JOHCM Credit Income Fund	Advisor Shares	$10,009	$161	$(10)	$10,160
JOHCM Credit Income Fund	Institutional Shares	—	144,384	(10,000)	134,384
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	11,346,933	583,877	(19,398,816)	(7,468,006)
JOHCM Emerging Markets Opportunities Fund	Investor Shares	7,276,833	169,599	(14,471,289)	(7,024,857)
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	245,052,553	6,294,356	(147,030,549)	104,316,360
JOHCM Emerging Markets Small Mid Cap Equity Fund	Advisor Shares	2,350,298	48,955	(6,805,447)	(4,406,194)
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional Shares	2,498,407	133,054	(10,318,892)	(7,687,431)
JOHCM Global Select Fund	Advisor Shares	5,687,570	2,248,961	(7,201,901)	734,630
JOHCM Global Select Fund	Institutional Shares	28,533,160	21,990,488	(53,848,553)	(3,324,905)
JOHCM Global Income Builder Fund	Advisor Shares	75,195	223,080	(252,832)	45,443
JOHCM Global Income Builder Fund	Investor Shares	29,899	2,518	(62,893)	(30,476)
JOHCM Global Income Builder Fund	Institutional Shares	11,176,286	1,820,345	(7,894,933)	5,101,698
JOHCM International Opportunities Fund	Institutional Shares	104,634	70,716	(24,122)	151,228
JOHCM International Select Fund	Investor Shares	124,252,054	17,935,746	(67,309,309)	74,878,491
JOHCM International Select Fund	Institutional Shares	2,936,315,988	190,985,805	(1,742,545,811)	1,384,755,982
Regnan Global Equity Impact Solutions*	Institutional Shares	2,025,005	—	—	2,025,005

*	For the period from August 23, 2021, commencement of operations, to September 30, 2021

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Transactions in shares of fund shares for the year ended September 30, 2021, were as follows:

Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
JOHCM Credit Income Fund	Advisor Shares	993	16	(1)	1,008
JOHCM Credit Income Fund	Institutional Shares	—	14,255	(990)	13,265
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	880,244	47,393	(1,537,226)	(609,589)
JOHCM Emerging Markets Opportunities Fund	Investor Shares	572,921	13,766	(1,130,536)	(543,849)
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	18,609,679	509,664	(11,273,794)	7,845,549
JOHCM Emerging Markets Small Mid Cap Equity Fund	Advisor Shares	145,454	3,234	(391,679)	(242,991)
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional Shares	146,737	8,782	(581,633)	(426,114)
JOHCM Global Select Fund	Advisor Shares	285,151	121,829	(351,752)	55,228
JOHCM Global Select Fund	Institutional Shares	1,440,998	1,188,675	(2,656,545)	(26,872)
JOHCM Global Income Builder Fund	Advisor Shares	6,723	20,493	(24,090)	3,126
JOHCM Global Income Builder Fund	Investor Shares	2,856	233	(5,775)	(2,686)
JOHCM Global Income Builder Fund	Institutional Shares	1,002,710	167,097	(741,423)	428,384
JOHCM International Opportunities Fund	Institutional Shares	8,859	6,060	(2,018)	12,901
JOHCM International Select Fund	Investor Shares	3,995,758	609,023	(2,221,380)	2,383,401
JOHCM International Select Fund	Institutional Shares	95,831,511	6,496,116	(57,258,676)	45,068,951
Regnan Global Equity Impact Solutions*	Institutional Shares	202,493	—	—	202,493

*	For the period from August 23, 2021, commencement of operations, to September 30, 2021

Transactions in dollars for fund shares for the year ended September 30, 2020, were as follows:

Fund	Class	Proceeds from Shares Sold	Reinvestments of Dividends	Payments for Shares Redeemed	Net Increase (Decrease) in Net Assets
JOHCM Credit Income Fund	Institutional Shares	$5,000,000	$15,268	$—	$5,015,268
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	42,325,858	2,251,441	(48,042,021)	(3,464,722)
JOHCM Emerging Markets Opportunities Fund	Investor Shares	4,664,808	490,550	(4,194,806)	960,552
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	207,211,534	16,812,678	(173,636,628)	50,387,584
JOHCM Emerging Markets Small Mid Cap Equity Fund	Advisor Shares	12,428,029	2,281	(1,563,067)	10,867,243
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional Shares	1,440,265	149,464	(94,529)	1,495,200
JOHCM Global Select Fund	Advisor Shares	3,519,510	21,656,693	(138,684,698)	(113,508,495)
JOHCM Global Select Fund	Institutional Shares	180,931,654	24,584,456	(46,868,419)	158,647,691
JOHCM Global Income Builder Fund	Advisor Shares	529,712	183,020	(222,494)	490,238
JOHCM Global Income Builder Fund	Investor Shares	50,021	3,030	(40,681)	12,370
JOHCM Global Income Builder Fund	Institutional Shares	41,158,360	1,535,764	(73,087,215)	(30,393,091)
JOHCM International Opportunities Fund	Institutional Shares	644,500	46,098	—	690,598
JOHCM International Select Fund	Investor Shares	30,925,107	4,417,494	(94,327,963)	(58,985,362)
JOHCM International Select Fund	Institutional Shares	2,271,244,666	44,215,407	(2,181,078,001)	134,382,072

JOHCM FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

Transactions in shares of fund shares for the year ended September 30, 2020, were as follows:

Fund	Class	Shares Sold	Shares From Reinvested Dividends	Shares Redeemed	Net Increase (Decrease) in Shares
JOHCM Credit Income Fund	Institutional Shares	499,999	1,533	—	501,532
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	4,379,135	204,863	(5,332,623)	(748,625)
JOHCM Emerging Markets Opportunities Fund	Investor Shares	464,763	44,636	(431,403)	77,996
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	20,713,201	1,525,651	(17,205,000)	5,033,852
JOHCM Emerging Markets Small Mid Cap Equity Fund	Advisor Shares	1,160,131	184	(124,216)	1,036,099
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional Shares	126,808	12,015	(7,448)	131,375
JOHCM Global Select Fund	Advisor Shares	238,693	1,454,445	(9,021,228)	(7,328,090)
JOHCM Global Select Fund	Institutional Shares	11,976,963	1,648,857	(2,953,515)	10,672,305
JOHCM Global Income Builder Fund	Advisor Shares	53,475	18,484	(22,580)	49,379
JOHCM Global Income Builder Fund	Investor Shares	4,861	305	(4,609)	557
JOHCM Global Income Builder Fund	Institutional Shares	4,191,551	154,829	(7,150,407)	(2,804,027)
JOHCM International Opportunities Fund	Institutional Shares	59,897	4,192	—	64,089
JOHCM International Select Fund	Investor Shares	1,294,591	184,524	(4,214,374)	(2,735,259)
JOHCM International Select Fund	Institutional Shares	96,311,415	1,850,017	(95,350,810)	2,810,622

H.	Concentration of Ownership

A significant portion of a Fund’s shares may be held in a limited number of shareholder accounts, including in certain omnibus or institutional accounts which typically hold shares for the benefit of other underlying investors. To the extent that a shareholder or group of shareholders redeem a significant portion of the shares issued by a Fund, this could have a disruptive impact on the efficient implementation of a Fund’s investment strategy.

In addition, as of September 30, 2021, JOHCM or JOHCM affiliates held outstanding shares of the Funds as follows:

Fund	Class	% Ownership
JOHCM Credit Income Fund	Advisor Shares	100.0
JOHCM Credit Income Fund	Institutional Shares	100.0
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional Shares	85.0
JOHCM Global Income Builder Fund	Advisor Shares	80.3
JOHCM Global Income Builder Fund	Institutional Shares	37.5
JOHCM International Opportunities Fund	Institutional Shares	76.7
Regnan Global Equity Impact Solutions	Institutional Shares	98.8

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JOHCM Funds Trust and Shareholders of each of the eight funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting JOHCM Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for each of the periods indicated in the table below, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

JOHCM Credit Income Fund (1)	JOHCM Global Income Builder Fund (2)
JOHCM Emerging Markets Opportunities Fund (2)	JOHCM International Opportunities Fund (2)
JOHCM Emerging Markets Small Mid Cap Equity Fund (2)	JOHCM International Select Fund (2)
JOHCM Global Select Fund (2)	Regnan Global Equity Impact Solutions (3)

(1)   Statement of operations for the year ended September 30, 2021 and statement of changes in net assets for the year ended September 30, 2021 and for the period from August 17, 2020 (commencement of operations) through September 30, 2020

(2)   Statement of operations for the year ended September 30, 2021 and statement of changes in net assets for each of the two years in the period ended September 30, 2021

(3)   Statement of operations and statement of changes in net assets for the period August 23, 2021 (commencement of operations) through September 30, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Chicago, IL

November 22, 2021

We have served as the auditor of one or more investment companies in JOHCM Funds Trust since 2014.

JOHCM FUNDS TRUST

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

A.	Board Approval of Investment Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that the investment advisory agreement between JOHCM Funds Trust (the “Trust”) and JOHCM (USA) Inc. (the “Investment Advisor”) with respect to the JOHCM Credit Income Fund, the JOHCM Emerging Markets Opportunities Fund, the JOHCM Emerging Markets Small Mid Cap Equity Fund, the JOHCM Global Income Builder Fund, the JOHCM Global Select Fund, the JOHCM International Opportunities Fund, and the JOHCM International Select Fund (collectively, the “Funds”) be approved by the vote of a majority of the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. It is the duty of the Board to request and evaluate, and the duty of the Investment Advisor to furnish, such information as may reasonably be necessary to evaluate the terms of the Investment Advisory Agreement. At a meeting held via videoconference on December 4, 2020 in reliance on an order of the United States Securities and Exchange Commission providing temporary relief from the 1940 Act’s in-person voting requirements relating to investment company board approvals of advisory agreements, the Board formally considered and approved the investment advisory agreement between the Trust, on behalf of the Funds, and the Investment Advisor, dated January 8, 2021, for an initial two-year term (the “Investment Advisory Agreement”).

The Investment Advisory Agreement while dated January 8, 2021 was effective July 19, 2021 following the acquisition by the Funds of all of the assets of corresponding existing series (the “Predecessor Funds”) of Advisers Investment Trust (collectively, the “Reorganizations”). As part of the Reorganizations, the Investment Advisor became the investment adviser to each of the Funds.

Prior to the December 4, 2020 meeting, the Board requested, and the Investment Advisor provided, both written and oral reports containing information and data relating to the following: (i) the nature, extent, and quality of the services expected to be provided by the Investment Advisor to the Funds; (ii) the investment performance of the Funds as measured by the Predecessor Funds; (iii) the costs of the services expected to be provided and the profits to be realized by the Investment Advisor from its relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; and (v) whether the proposed fee levels reflect these economies of scale to the benefit of the Funds’ potential shareholders. The Board also received and reviewed a memorandum from counsel to the Independent Trustees regarding the Board’s responsibilities in evaluating the Investment Advisory Agreement.

The Board examined the nature, extent, and quality of services to be provided to each Fund by the Investment Advisor. The Board noted that the Investment Advisor was a wholly-owned subsidiary of, and part of the same globally integrated investment organization as J O Hambro Capital Management Limited (“JOH Ltd”) and that the Investment Advisor served as investment sub-advisor to three of the Predecessor Funds. The Board considered the terms of the Investment Advisory Agreement, information and reports provided by the Investment Advisor on its personnel and operations, and the Investment Advisor’s experience with the investment strategy and risks of each Fund. The Board reviewed the Investment Advisor’s investment philosophy and portfolio construction process and the Investment Advisor’s compliance program, pending litigation, insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by the Investment Advisor, there had been no material compliance issues in the last twelve months with respect to the Predecessor Funds. The Board then considered key risks associated with the Funds and ways in which those risks were expected to be mitigated. Taking into account the personnel expected to be involved in servicing the Funds as well as the fact that the anticipated Reorganizations will not result in any changes in the portfolio management or support teams currently providing services to the Predecessor Funds, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Investment Advisor.

The Board reviewed the investment performance for each Fund’s Predecessor Fund compared to the performance of each Fund’s benchmark index and respective Morningstar category as well as similar comparable accounts advised by JOHCM or JOH Ltd. The Board determined that, while this information was helpful in its determinations, the Board would review performance over time following the Reorganizations. Taking into account the experience and qualifications of the personnel proposed to be involved in managing each Fund as well as the other information provided by the Investment Advisor, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Investment Advisor.

JOHCM FUNDS TRUST

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

The Board considered the cost of services proposed to be provided and the profits projected to be realized by the Investment Advisor. The Board reviewed the management fee proposed to be paid by each Fund and the total operating expenses of each Fund versus its respective Morningstar category as well as the management fee of similar comparable accounts advised by JOHCM or JOH Ltd. The Board noted that the Investment Advisor would receive a management fee calculated on the average daily net assets of each Fund and that, under a proposed Expense Limitation Agreement, the Investment Advisor would contractually agree to waive fees and/or reimburse expenses to the extent necessary to limit each Fund’s total operating expenses through June 30, 2022. The Board considered the projected profitability of the Investment Advisor’s future relationship with each Fund. The Board concluded that the proposed advisory fees and anticipated expense ratio of each Fund were reasonable.

In considering the economies of scale for the Funds, the Board considered the marketing and distribution plans for the Funds, each Fund’s capacity, and its breakeven point. The Board noted that, other than the investment advisory fees, JOHCM’s relationship with the Funds raises its profile within the United States and provides additional business opportunities.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Trustee may have assigned different weights to the various factors considered.

B. Board Approval of Investment Advisory Agreement for the Regnan Global Equity Impact Solutions

Section 15(c) of the 1940 Act requires that the investment advisory agreement between the Trust and the Investment Advisor with respect to Regnan Global Equity Impact Solutions (the “Fund”) be approved by the vote of a majority of the Board, including a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. It is the duty of the Board to request and evaluate, and the duty of the Investment Advisor to furnish, such information as may reasonably be necessary to evaluate the terms of the Investment Advisory Agreement. At a meeting held on June 15, 2021, the Board formally considered and approved an amendment dated June 21, 2021 to the investment advisory agreement dated January 8, 2021 between the Trust, on behalf of the Fund, and the Investment Advisory Agreement.

Prior to the June 15, 2021 meeting, the Board requested, and the Investment Advisor provided, both written and oral reports containing information and data relating to the following: (i) the nature and quality of services, especially investment performance, to be furnished by the Investment Advisor, the Investment Advisor’s cost in providing the services and possible economies of scale as the Fund grows larger, and whether and how those benefits of scale may be shared with the Fund; (ii) the shareholders’ interests in having a financially strong investment manager capable of competing with other investment managers and financial institutions in terms of attracting and retaining high quality investment personnel and investigating and employing new investment techniques, and the need to provide staff capable of administering a developing and expanding investment advisory and administrative business; (iii) the risks assumed by the Investment Advisor in complying with investment restrictions and applicable securities and tax laws, and its possible substantial liabilities to the Fund for failure to comply; (iv) the volatility of the financial markets and thus of investment management fee income; (v) comparative expense ratios and management fees of competitive funds; (vi) fall-out financial benefits to the Investment Advisor and its affiliates, if any; and (vii) the profitability of the Investment Advisor and its affiliates from providing services to the Fund. The Board also reviewed with counsel to the Independent Trustees its responsibilities in evaluating the Investment Advisory Agreement.

The Board examined the nature and quality of services to be provided to the Fund by the Investment Advisor. The Board considered the terms of the Investment Advisory Agreement, information and reports provided by the Investment Advisor on its personnel and operations, and the Investment Advisor’s experience managing assets using an investment strategy similar to the Fund’s. The Board reviewed the Investment Advisor’s investment philosophy and portfolio construction process and the Investment Advisor’s compliance program, pending litigation (if any), insurance coverage, business continuity program, and information security practices. Taking into account the personnel anticipated to be involved in servicing the Fund as well as the anticipated services to be provided by the Investment Advisor, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Investment Advisor.

The Board noted that, because the Fund was not yet in operation, it had no performance history. The Board noted, however, that the personnel that would be involved in managing the Fund manage a United Kingdom domiciled fund, an Ireland domiciled fund and an Australia domiciled open-end fund in a strategy that utilizes a substantially similar investment strategy (the “Comparable Accounts”) to that proposed for the Fund.

JOHCM FUNDS TRUST

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

The Board then considered the proposed advisory fee to be paid by the Fund and the projected total operating expenses of the Fund.

The Board noted that the Investment Advisor would receive an advisory fee of 0.75% of the average daily net assets of the Fund and that, under a proposed Expense Limitation Agreement, the Investment Advisor would contractually agree to waive fees and/or reimburse expenses to the extent necessary to limit the total annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) of Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares of the Fund to 0.89%, 0.99%, 1.14%, and 0.89% respectively through July 31, 2022. The Board also reviewed comparative data on investment management fees received by JOHCM as the adviser to the Comparable Accounts as well as investment management fees and net total operating expenses of self-identified peer funds and the Fund’s anticipated Morningstar category. After considering the comparative data provided by the Investment Advisor, the Board concluded that the Fund’s proposed investment management fee and expense ratios after waiver or reimbursement were reasonable.

In considering the anticipated economies of scale for the Fund, the Board considered the proposed marketing and distribution plans for the Fund, its capacity, and its anticipated breakeven point.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Trustee may have assigned different weights to the various factors considered.

C. Shareholder Meeting Results

Prior to July 19, 2021, each of the JOHCM Credit Income Fund, the JOHCM Emerging Markets Opportunities Fund, the JOHCM Emerging Markets Small Mid Cap Equity Fund, the JOHCM Global Select Fund, the JOHCM Global Income Builder Fund, the JOHCM International Opportunities Fund, and the JOHCM International Select Fund operated as a series of Advisers Investment Trust (together the “Predecessor Funds”; each a “Predecessor Fund”). Each Predecessor Fund had a name identical to its corresponding Fund, other than Predecessor Fund to JOHCM Global Select Fund, which was named JOHCM Global Equity Fund. On July 19, 2021, the Predecessor Funds were reorganized into JOHCM Funds Trust, pursuant to a Plan of Reorganization approved by the Advisers Investment Trust’s Board of Trustees on December 9, 2020 and by the Predecessor Funds’ shareholders on June 2, 2021 and July 9, 2021 (the “Reorganizations”). The results of the Predecessor Funds’ shareholder meeting in connection with the Reorganizations are provided below:

Fund Name	Record Date Outstanding Shares	Total Voted Shares	% of Outstanding Shares Voted	% of Voted Shares “FOR” Proposal
JOHCM Credit Income Fund	507,541	507,540	100.00%	100.00%
JOHCM Emerging Markets Opportunities Fund	61,492,433	38,816,443	63.12%	95.14%
JOHCM Emerging Markets Small-Mid Cap Equity Fund	3,343,782	2,355,623	70.45%	99.87%
JOHCM Global Equity Fund	28,068,316	16,121,519	57.44%	97.81%
JOHCM Global Income Builder Fund	8,245,570	6,433,087	78.02%	99.68%
JOHCM International Opportunities Fund	292,110	228,695	78.29%	100.00%
JOHCM International Select Fund	394,367,789	257,067,521	65.18%	99.59%

D. Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant

JOHCM FUNDS TRUST

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2021 and held for the entire period through September 30, 2021.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on a Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Actual Expense Example

Fund	Class	Expense Ratio	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid* 4/1/21–9/30/21
JOHCM Credit Income Fund	Advisor Shares	0.69%	$1,000.00	$1,027.60	$3.51
JOHCM Credit Income Fund	Institutional Shares	0.59%	1,000.00	1,028.10	3.00
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	1.12%	1,000.00	953.40	5.48
JOHCM Emerging Markets Opportunities Fund	Investor Shares	1.27%	1,000.00	951.90	6.21
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	1.02%	1,000.00	953.60	5.00
JOHCM Emerging Markets Small Mid Cap Equity Fund	Advisor Shares	1.62%	1,000.00	1,104.10	8.54
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional Shares	1.52%	1,000.00	1,105.20	8.02
JOHCM Global Select Fund	Advisor Shares	1.06%	1,000.00	1,065.20	5.49
JOHCM Global Select Fund	Institutional Shares	0.97%	1,000.00	1,065.50	5.02
JOHCM Global Income Builder Fund	Advisor Shares	0.83%	1,000.00	1,035.40	4.24
JOHCM Global Income Builder Fund	Investor Shares	0.98%	1,000.00	1,034.90	5.00
JOHCM Global Income Builder Fund	Institutional Shares	0.73%	1,000.00	1,035.90	3.73
JOHCM International Opportunities Fund	Institutional Shares	0.89%	1,000.00	985.00	4.43
JOHCM International Select Fund	Investor Shares	1.21%	1,000.00	1,023.00	6.14
JOHCM International Select Fund	Institutional Shares	0.96%	1,000.00	1,024.40	4.87
Regnan Global Equity Impact Solutions	Institutional Shares	0.89%	1,000.00	922.00	0.89

*

Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the actual number of operational days in the most recent half fiscal year (183 days, except for Regnan Global Equity Impact Solutions which was 38 days) and divided by the number of days in the current year (365).

Hypothetical Expense Example

Fund	Class	Expense Ratio	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid 4/1/21–9/30/21
JOHCM Credit Income Fund	Advisor Shares	0.69%	$1,000.00	$1,021.61	$3.50
JOHCM Credit Income Fund	Institutional Shares	0.59%	1,000.00	1,022.11	2.99
JOHCM Emerging Markets Opportunities Fund	Advisor Shares	1.12%	1,000.00	1,019.45	5.67

JOHCM FUNDS TRUST

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

Fund	Class	Expense Ratio	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid 4/1/21–9/30/21
JOHCM Emerging Markets Opportunities Fund	Investor Shares	1.27%	$1,000.00	$1,018.70	$6.43
JOHCM Emerging Markets Opportunities Fund	Institutional Shares	1.02%	1,000.00	1,019.95	5.16
JOHCM Emerging Markets Small Mid Cap Equity Fund	Advisor Shares	1.62%	1,000.00	1,016.95	8.19
JOHCM Emerging Markets Small Mid Cap Equity Fund	Institutional Shares	1.52%	1,000.00	1,017.45	7.69
JOHCM Global Select Fund	Advisor Shares	1.06%	1,000.00	1,019.75	5.37
JOHCM Global Select Fund	Institutional Shares	0.97%	1,000.00	1,020.21	4.91
JOHCM Global Income Builder Fund	Advisor Shares	0.83%	1,000.00	1,020.91	4.20
JOHCM Global Income Builder Fund	Investor Shares	0.98%	1,000.00	1,020.16	4.96
JOHCM Global Income Builder Fund	Institutional Shares	0.73%	1,000.00	1,021.41	3.70
JOHCM International Opportunities Fund	Institutional Shares	0.89%	1,000.00	1,020.61	4.51
JOHCM International Select Fund	Investor Shares	1.21%	1,000.00	1,019.00	6.12
JOHCM International Select Fund	Institutional Shares	0.96%	1,000.00	1,020.26	4.86
Regnan Global Equity Impact Solutions	Institutional Shares	0.89%	1,000.00	1,020.61	4.51

JOHCM FUNDS TRUST

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

E. Qualified Dividend Income (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2021 are designated as Qualified Dividend Income (“QDI”), as defined in the Act, subject to reduced tax rates in 2021:

Fund	QDI Percentage
JOHCM Credit Income Fund	3.73%
JOHCM Emerging Markets Opportunities Fund	100.00%
JOHCM Emerging Markets Small Mid Cap Equity Fund	54.54%
JOHCM Global Income Builder Fund	57.59%
JOHCM International Opportunities Fund	89.65%
JOHCM International Select Fund	62.73%

F. Corporate Dividends Received Deduction (DRD)

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the Dividends-Received Deduction (“DRD”) for corporate shareholders:

Fund	Corporate DRD Percentage
JOHCM Credit Income Fund	4.03%
JOHCM Global Income Builder Fund	16.79%
JOHCM International Opportunities Fund	10.47%

G. Foreign Tax Credit

The Funds below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	Foreign Tax Credit	Foreign Source Income
JOHCM Emerging Markets Opportunities Fund	$0.0418	$0.2363
JOHCM Emerging Markets Small Mid Cap Equity Fund	$0.1713	$0.0724
JOHCM International Opportunities Fund	$0.0386	$0.2534
JOHCM International Select Fund	$0.0339	$0.2038

H. Other Information

Investors may obtain, without charge, a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766, or by calling the Fund at 866-260-9549 (toll free) or 312-557-5913 and on the U.S. Securities and Exchange Commission’s (The “SEC”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities for each 12 month period ending June 30 is available without charge, upon request, by calling the Trust at 866-260-9549 (toll free) or 312-557-5913 and on the The SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC website at www.sec.gov.

JOHCM FUNDS TRUST

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

I. Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (each an “Independent Trustee”).

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Joseph P. Gennaco (1961)	Trustee	Since inception	Sole Principal at JPG Consulting, LLC (April 2019 – present); Independent Non-Executive Director at BNY Mellon International Limited (January 2019 – present); Executive at BNY Mellon (July 2005 – December 2018).	8	None
Barbara A. McCann (1961)	Trustee	Since inception	None	8	None

Kevin J. McKenna (1957)	Trustee	Since Inception	Chief Operating Officer and Managing Director of BlackRock Global Allocation Fund Team at BlackRock, Inc. (January 2011 – September 2016).	8	None
Beth K. Werths (1968)	Trustee	Since Inception	Executive Vice President and International General Counsel at Natixis Investment Management (February 2007 - November 2020).	8	None

1  The mailing address of each Trustee is 53 State Street, 13th Floor Boston, MA, 02109.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act and each officer of the Trust.

JOHCM FUNDS TRUST

ADDITIONAL INFORMATION

September 30, 2021 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Nicholas Good (1973)	Trustee	Since inception	Chief Executive Officer of Pendal Group Limited (March 2021 – present); Chief Executive Officer of JOHCM (USA) Inc. (December 2019 – March 2021); Executive Vice President and Chief Growth & Strategy Officer at State Street Global Advisors (April 2018 – November 2019); Co-Head of Global SPDR Business at State Street Global Advisors (May 2016 – April 2018).	8	None

Jonathan Weitz (1976)	President and Chief Executive Officer	Since inception	Chief Operating Officer, US JOHCM (USA) Inc. 2020 to present; Senior Vice President—Business Manager JOHCM (USA) Inc. 2016 to 2020; Partner and Management Committee Member Century Capital Management 2003 to 2016.	N/A	N/A

Troy Sheets (1971)	Treasurer	Since inception	Senior Director, Foreside Financial Group, LLC 2016 to present; Director, Beacon Hill Fund Services, Inc. 2009 to 2016.	N/A	N/A

David Lebisky (1972)	Chief Compliance Officer	Since 2021	Compliance Manager, US JOHCM (USA) Inc. (March 2021 to present); President, Lebisky Compliance Consulting LLC (2015 to 2020)	N/A	N/A

Mary Lomasney (1957)	Secretary	Since inception	Head of Legal and Compliance, US, JOHCM (USA) Inc. 2016 to present; Managing Director BNY Mellon 2007 to 2015.	N/A	N/A

Matthew J. Broucek (1988)	Assistant Secretary	Since inception	Vice President, Northern Trust Global Fund Services Fund Governance Solutions 2016 to present; Associate, RSM US LLP, 2015 to 2016.	N/A	N/A

1  The mailing address of each Trustee is 53 State Street, 13th Floor Boston, MA, 02109.

The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-260-9549.

JOHCM Funds Trust

Notice of Privacy Policy & Practices

SAFEGUARDING PRIVACY

The Funds recognizes and respects the privacy concerns and expectations of our customers1. We are committed to maintaining the privacy and security of the personal confidential information we collect about you. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s account(s); and

•	Correspondences including written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

The Funds may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. The Funds also may disclose non-public personal information as otherwise permitted by law.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We require service providers to the Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Funds.

[1]	For purposes of this notice, the term “customer” or “customers” include individuals who provide nonpublic personal information to the Funds, but do not invest in Fund shares.

Investment Adviser

JOHCM (USA) Inc.

53 State Street, 13th Floor

Boston, Massachusetts 02109

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199

Distributor

JOHCM Funds Distributors, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

866-260-9549 (toll free) or 312-557-5913

JFT 09/21

(b) Not applicable.

Item 2. Code of Ethics.

As of September 30, 2021, the registrant had adopted a “code of ethics” (as such term is defined in Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. This code is filed as Exhibit 13(a)(1) hereto. There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined the registrant has at least one “audit committee financial expert” (as such term is defined in Item 3 of Form N-CSR) serving on its Audit Committee. The “audit committee financial expert” is Joseph P. Gennaco, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021: $220,000

2020: $220,000

The fees paid to PricewaterhouseCoopers LLP relate to the audit of the registrant’s annual financial statements and letters for filings of the registrant’s Form N-CEN and N-1A.

(b)	Audit-Related Fees

2021: $0

2020: $0

(c)	Tax Fees

2021: $48,720

2020: $56,745

The fees to PricewaterhouseCoopers LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

(d)	All Other Fees

2021: $0

2020: $0

(e)(1)

Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

2021: 0%

2020: 0%

(f)

Not applicable.

(g)

2021: $220,391

2020: $56,745

(h)

The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

(i)

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j)

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHCM Funds Trust

By:	/s/ Troy Sheets
Troy Sheets
Treasurer and Principal Financial Officer

Date:	December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Weitz
Jonathan Weitz
President and Principal Executive Officer

Date:	December 3, 2021

By:	/s/ Troy Sheets
Troy Sheets
Treasurer and Principal Financial Officer

Date:	December 3, 2021